                                                   Registration No.  333-84879
                                                                     811-09529



                                 SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549

                                              FORM S-6

                        FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                       SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                               N-8B-2

                                   Post-Effective Amendment No. 3


                                        SEPARATE ACCOUNT IMO
                      OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     (Exact Name of Registrant)


                       ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                         440 Lincoln Street
                                         Worcester, MA 01653
                               (Address of Principal Executive Office)

                                    Charles F. Cronin, Secretary
                                         440 Lincoln Street
                                         Worcester, MA 01653
                         (Name and Address of Agent for Service of Process)


                It is proposed that this filing will become effective:

                ___ immediately upon filing pursuant to paragraph (b)
                ___ on (date) pursuant to paragraph (b)
                ___ 60 days after filing pursuant to paragraph (a) (1)
                _X_ on May 1, 2001 pursuant to paragraph (a) (1)
                ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                               FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2000 will be filed on or before March 30, 2001.

                    RECONCILIATION AND TIE BETWEEN ITEMS
                    IN FORM N-8B-2 AND THE PROSPECTUS A

Item No. of
Form N-8B-2                         Caption in Prospectus
------------                        ----------------------
1...........................      Cover Page
2...........................      Cover Page
3...........................      Not Applicable
4...........................      Distribution
5...........................      The Company, The Separate Account and the Underlying Funds
6...........................      The Separate Account
7...........................      Not Applicable
8...........................      Not Applicable
9...........................      Legal Proceedings
10..........................      Summary; Description of the Company, The Separate Account and the
                                  Underlying Funds; The Policy; Policy Termination and Reinstatement; Summary;
                                  The Underlying Funds; Investment Objectives and Policy
12..........................      Summary; The Underlying Funds
13..........................      Summary; The Underlying Funds; Charges and Deductions
14..........................      Summary; Applying for a Policy
15..........................      Summary; Applying for a Policy; Payments; Allocation of Net Premiums
16..........................      The Separate Account; The Underlying Funds; Payments; Allocation of Net Premiums
17..........................      Summary; Surrender; Partial Withdrawal; Charges and Deductions; Policy
                                  Termination and Reinstatement
18..........................      The Separate Account; The Underlying Funds; Series; Payments,
19..........................      Reports; Voting Rights
20..........................      Not Applicable
21..........................      Summary; Policy Loans; Other Policy Provisions
22..........................      Other Policy Provisions
23..........................      Not Required
24..........................      Other Policy Provisions
25..........................      The Company
26..........................      Not Applicable
27..........................      The Company
28..........................      Directors and Principal Officers of the Company
29..........................      The Company
30..........................      Not Applicable
31..........................      Not Applicable
32..........................      Not Applicable
33..........................      Not Applicable
34..........................      Not Applicable
35..........................      Distribution
36..........................      Not Applicable
37..........................      Not Applicable
38..........................      Summary; Distribution
39..........................      Summary; Distribution
40..........................      Not Applicable
41..........................      The Company, Distribution
42..........................      Not Applicable
43..........................      Not Applicable
44..........................      Payments; Policy Value and Cash Surrender Value
45..........................      Not Applicable
46..........................      Policy Value and Cash Surrender Value; Federal Tax Considerations
47..........................      The Company
48..........................      Not Applicable
49..........................      Not Applicable
50..........................      The Separate Account
51..........................      Cover Page; Summary; Charges and Deductions; The Policy; Policy
                                  Termination and Reinstatement; Other Policy Provisions
52..........................      Addition, Deletion or Substitution of Investments
53..........................      Federal Tax Considerations
54..........................      Not Applicable
55..........................      Not Applicable
56..........................      Not Applicable
57..........................      Not Applicable
58..........................      Not Applicable
59..........................      Not Applicable

                                 RECONCILIATION AND TIE BETWEEN ITEMS
                                 IN FORM N-8B-2 AND THE PROSPECTUS B

Item No. of
Form N-8B-2                         Caption in Prospectus
------------                        ----------------------
1...........................      Cover Page
2...........................      Cover Page
3...........................      Not Applicable
4...........................      Distribution
5...........................      The Company, The Separate Account and the Underlying Funds
6...........................      The Separate Account
7...........................      Not Applicable
8...........................      Not Applicable
9...........................      Legal Proceedings
10..........................      Summary; Description of the Company, The Separate Account and the
                                  Underlying Funds; The Policy; Policy Termination and Reinstatement; Summary;
                                  The Underlying Funds; Investment Objectives and Policy
12..........................      Summary; The Underlying Funds
13..........................      Summary; The Underlying Funds; Charges and Deductions
14..........................      Summary; Applying for a Policy
15..........................      Summary; Applying for a Policy; Payments; Allocation of Net Premiums
16..........................      The Separate Account; The Underlying Funds; Payments; Allocation of Net Premiums
17..........................      Summary; Surrender; Partial Withdrawal; Charges and Deductions; Policy
                                  Termination and Reinstatement
18..........................      The Separate Account; The Underlying Funds; Payments
19..........................      Reports; Voting Rights
20..........................      Not Applicable
21..........................      Summary; Policy Loans; Other Policy Provisions
22..........................      Other Policy Provisions
23..........................      Not Required
24..........................      Other Policy Provisions
25..........................      The Company
26..........................      Not Applicable
27..........................      The Company
28..........................      Directors and Principal Officers of the Company
29..........................      The Company
30..........................      Not Applicable
31...........................     Not Applicable
32...........................     Not Applicable
33...........................     Not Applicable
34...........................     Not Applicable
35............................    Distribution
36...........................     Not Applicable
37...........................     Not Applicable
38............................    Summary; Distribution
39............................    Summary; Distribution
40............................    Not Applicable
41............................    The Company, Distribution
42............................    Not Applicable
43............................    Not Applicable
44............................    Payments; Policy Value and Cash Surrender Value
45............................    Not Applicable
46............................    Policy Value and Cash Surrender Value; Federal Tax Considerations
47............................    The Company
48............................    Not Applicable
49............................    Not Applicable
50............................    The Separate Account
51............................    Cover Page; Summary; Charges and Deductions; The Policy; Policy
                                  Termination and Reinstatement; Other Policy Provisions
52............................    Addition, Deletion or Substitution of Investments
53............................    Federal Tax Considerations
54............................    Not Applicable
55............................    Not Applicable
56............................    Not Applicable
57............................    Not Applicable
58............................    Not Applicable
59............................    Not Applicable

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            Worcester, Massachusetts
           Individual Flexible Payment Variable Life Insurance Policies

This Prospectus provides important information about an individual flexible payment variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company. The policies are funded through the Separate Account IMO, a separate investment account of the Company that is referred to as the Variable Account. PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Funds:



ALLMERICA INVESTMENT TRUST                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
--------------------------                                   --------------------------------------------
AIT Core Equity Fund                                         Fidelity VIP II Contrafund-Registered Trademark- Portfolio
AIT Equity Index Fund
AIT Government Bond Fund                                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
AIT Money Market Fund                                        ---------------------------------------------
AIT Select Aggressive Growth Fund                            Fidelity VIP III Growth & Income Portfolio
AIT Select Capital Appreciation Fund                         Fidelity VIP III Mid Cap Portfolio
AIT Select Emerging Markets Fund
AIT Select Growth Fund                                       FRANKLIN  TEMPLETON  VARIABLE  INSURANCE PRODUCTS TRUST
AIT Select Growth and Income Fund                            -------------------------------------------------------
AIT Select International Equity Fund                         (CLASS 2)
AIT Select Investment Grade Income Fund                      ---------
AIT Select Strategic Growth Fund                             Franklin Small Cap Fund
AIT Select Strategic Income Fund                             Franklin Mutual Shares Securities Fund
AIT Select Value Opportunity Fund
                                                             INVESCO VARIABLE INVESTMENT FUNDS, INC.
AIM VARIABLE INSURANCE FUNDS                                 ---------------------------------------
----------------------------                                 INVESCO VIF Dynamics Fund
AIM V.I. Aggressive Growth Fund                              INVESCO VIF Health Sciences Fund
AIM V.I. Blue Chip Fund
AIM V.I. Value Fund                                          JANUS ASPEN SERIES (SERVICE SHARES)
                                                             -----------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                 Janus Aspen Aggressive Growth Portfolio
(CLASS B)                                                    Janus Aspen Growth Portfolio
---------                                                    Janus Aspen Growth and Income Portfolio
Alliance Growth and Income Portfolio                         Janus Aspen International Growth Portfolio
Alliance Premier Growth Portfolio
                                                             PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
DEUTSCHE ASSET MANAGEMENT VIT FUNDS                          -------------------------------------------
-----------------------------------                          Pioneer Emerging Markets VCT Portfolio
Deutsche VIT EAFE Equity Index                               Pioneer Fund VCT Portfolio
Deutsche VIT Small Cap Index                                 Pioneer High Yield VCT Portfolio
                                                             Pioneer Real Estate Growth VCT Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------                    SCUDDER VARIABLE SERIES II
Fidelity VIP Equity-Income Portfolio                         --------------------------
Fidelity VIP Growth Portfolio                                SVS Dreman Financial Services Portfolio
Fidelity VIP High Income Portfolio                           Scudder Technology Growth Portfolio

                                                             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                             ----------------------------------------
                                                             T. Rowe Price International Stock Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).


                                DATED MAY 1, 2001
                            WORCESTER, MASSACHUSETTS

(continued)



Policy owners may, within limits, choose the amount of initial payment and vary the frequency and amount of future payments. The Policy allows partial withdrawals and full surrender of the Policy's surrender value, within limits. The Policies are not suitable for short-term investment because of the substantial nature of the surrender charge.



We offer a variety of variable life policies. They may offer features, including investment options, fees and/or charges that are different from those in the policies offered by this Prospectus. The policies may be offered through different distributors. Upon request, your financial representative can show you information regarding other life policies offered by the Company. You can also contact us directly to find out more about these life policies.




THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

CORRESPONDENCE MAY BE MAILED TO:
ALLMERICA LIFE
P.O. BOX 8179
BOSTON, MA 02266-8179

                                TABLE OF CONTENTS


SPECIAL TERMS........................................................................................      5
SUMMARY OF FEES AND CHARGES..........................................................................      8
SUMMARY OF POLICY FEATURES...........................................................................     13
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS...........................     18
INVESTMENT OBJECTIVES AND POLICIES...................................................................     21
THE POLICY...........................................................................................     25
   Applying for a Policy.............................................................................     25
   Free-Look Period..................................................................................     25
   Conversion Privilege..............................................................................     26
   Payments..........................................................................................     26
   Allocation of Net Payments........................................................................     27
   Transfer Privilege................................................................................     27
   Death Benefit.....................................................................................     28
   Election of Death Benefit Options.................................................................     29
   Changing Between Death Benefit Option 1 and Death Benefit Option 2................................     31
   Guaranteed Death Benefit Rider....................................................................     32
   Change in Face Amount.............................................................................     33
   Policy Value......................................................................................     34
   Payment Options...................................................................................     35
   Optional Insurance Benefits.......................................................................     35
   Surrender.........................................................................................     35
   Partial Withdrawal................................................................................     35
CHARGES AND DEDUCTIONS...............................................................................     36
   Deductions from Payments..........................................................................     36
   Monthly Charges (The Monthly Deduction)...........................................................     36
   Computing Insurance Protection Charges............................................................     37
   Fund Expenses.....................................................................................     39
   Surrender Charge..................................................................................     39
   Partial Withdrawal Costs..........................................................................     40
   Transfer Charges..................................................................................     40
   Other Administrative Charges......................................................................     40
POLICY LOANS.........................................................................................     41
   Preferred Loan Option.............................................................................     41
   Repayment of Outstanding Loan.....................................................................     41
   Effect of Policy Loans............................................................................     42
POLICY TERMINATION AND REINSTATEMENT.................................................................     42
   Termination.......................................................................................     42
   Reinstatement.....................................................................................     42
OTHER POLICY PROVISIONS..............................................................................     43
   Policy Owner......................................................................................     43
   Beneficiary.......................................................................................     43
   Assignment........................................................................................     43
   Limit on Right to Challenge Policy................................................................     43
   Suicide...........................................................................................     43
   Misstatement of Age or Sex........................................................................     43
   Delay of Payments.................................................................................     44
FEDERAL TAX CONSIDERATIONS...........................................................................     44
   The Company and the Variable Account..............................................................     44
   Taxation of the Policies..........................................................................     44

   Policy Loans......................................................................................       45
   Modified Endowment Policies.......................................................................       45
VOTING RIGHTS........................................................................................       46
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY......................................................       46
DISTRIBUTION.........................................................................................       47
REPORTS..............................................................................................       48
LEGAL PROCEEDINGS....................................................................................       48
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS....................................................       48
FURTHER INFORMATION..................................................................................       49
MORE INFORMATION ABOUT THE FIXED ACCOUNT.............................................................       49
   General Description...............................................................................       49
   Fixed Account Interest............................................................................       49
   Surrenders, Partial Withdrawals and Transfers.....................................................       50
INDEPENDENT ACCOUNTANTS..............................................................................       50
FINANCIAL STATEMENTS.................................................................................       50
APPENDIX A-- GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE...........................................      A-1
APPENDIX B-- OPTIONAL INSURANCE BENEFITS.............................................................      B-1
APPENDIX C-- PAYMENT OPTIONS.........................................................................      C-1
APPENDIX D-- ILLUSTRATIONS...........................................................................      D-1
APPENDIX E-- CALCULATION OF MAXIMUM SURRENDER CHARGES................................................      E-1
APPENDIX F-- PERFORMANCE INFORMATION.................................................................      F-1
APPENDIX G-- MONTHLY EXPENSE CHARGES.................................................................      G-1
FINANCIAL STATEMENTS.................................................................................    FIN-1

                                  SPECIAL TERMS

AGE: how old the Insured is on the birthday closest to a Policy anniversary.

BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

COMPANY: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this Prospectus.

DATE OF ISSUE: the date the Policy was issued, used to measure the monthly processing date, Policy months, Policy years and Policy anniversaries.


DEATH BENEFIT: the amount payable when the Insured dies, before deductions for any Outstanding Loan and partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.


EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's underwriting class.

FACE AMOUNT: the amount of insurance coverage applied for. The initial Face Amount is shown in your Policy.

FINAL PAYMENT DATE: the Policy anniversary nearest the Insured's 100th birthday. After this date, no payments may be made. The Net Death Benefit may be different before and after the Final Payment Date. See NET DEATH BENEFIT.

FIXED ACCOUNT: a guaranteed account of the general account that guarantees principal and a fixed interest rate.


FUNDS (UNDERLYING FUNDS): the following investment portfolios of Allmerica Investment Trust ("Trust" or "AIT"): AIT Core Equity Fund, AIT Equity Index Fund, AIT Government Bond Fund, AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth Fund, AIT Select Growth and Income Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund and AIT Select Value Opportunity Fund; the following investment portfolios of AIM Variable Insurance Funds ("AVIF"): AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund and AIM V.I. Value Fund; the Alliance Growth and Income Portfolio and Alliance Premier Growth Portfolio of Alliance Variable Products Series Fund, Inc. ("Alliance"); the Deutsche VIT EAFE Equity Index Fund and Deutsche VIT Small Cap Index Fund of Deutsche Asset Management VIT Funds ("Deutsche VIT"); the following investment portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP"): Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP High Income Portfolio; the Fidelity VIP II Contrafund-Registered Trademark Portfolio of Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"); the Fidelity VIP III Growth & Income Portfolio and Fidelity VIP III Mid Cap Portfolio of Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"): the Franklin Small Cap Fund and Franklin Mutual Shares Securities Fund of Franklin Templeton Variable Insurance Products Trust ("FT VIP"): the INVESCO VIF Dynamics Fund and INVESCO VIF Health Sciences Fund of INVESCO Variable Investment Funds, Inc. ("INVESCO VIF"): the following investment portfolios of Janus Aspen Series ("Janus Aspen"): Janus Aspen Aggressive Growth Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio and Janus Aspen International Growth Portfolio; the following investment portfolios of Pioneer Variable Contracts Trust ("Pioneer VCT"):
Pioneer Emerging Markets VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio and Pioneer Real Estate Growth VCT Portfolio; the SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio of Scudder Variable Series II ("SVS"); and the T. Rowe Price International Stock Portfolio of T. Rowe Price International Series, Inc. ("T. Rowe Price").


GENERAL ACCOUNT: all our assets other than those held in a separate investment account.

GUIDELINE MINIMUM DEATH BENEFIT: the minimum death benefit required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Death Benefit is the PRODUCT of:

  - the Policy Value TIMES
  - a percentage factor.

The percentage factor is a percentage that, when multiplied by the Policy value, determines the minimum death benefit required under federal tax laws. If Death Benefit Option 3 is in effect, the percentage factor is based on the Insured's attained age, sex, and underwriting class, as set forth in the Policy. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the percentage factor is based on the Insured's attained age, as set forth in APPENDIX A - GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE.

INSURANCE PROTECTION AMOUNT: the death benefit less the Policy Value.

LOAN VALUE: the maximum amount you may borrow under the Policy.

MINIMUM MONTHLY PAYMENT: a monthly amount shown in your Policy. If you pay this amount, we guarantee that your Policy will not lapse before the 49th monthly processing date from the Date of Issue or increase in Face Amount, within limits.

MONTHLY PROCESSING DATE: the date, shown in your Policy, when Monthly Insurance Protection charges are deducted.

NET DEATH BENEFIT: Before the Final Payment Date, the Net Death Benefit is:

  - the death benefit under either Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, MINUS

  - any Outstanding Loan on the Insured's death, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions.

Where permitted by state law, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death under Death Benefit Option 2 and on the date of death for Death Benefit Options 1 and 3. If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2.


After the Final Payment Date, the Net Death Benefit generally is the greater of:

  - the Face Amount as of the Final Payment Date less any Outstanding Loan, any partial withdrawals and withdrawal charges; or

  - the Policy Value as of the date due proof of death is received by the Company.


If the Guaranteed Death Benefit Rider is in effect, after the Final Payment Date, the death benefit is the greater of:

  - the Face Amount as of the Final Payment Date; or

  - the Policy Value as of the date due proof of death is received by the Company.

NET PAYMENT: your payment less a payment expense charge.

OUTSTANDING LOAN: all unpaid Policy loans plus loan interest due or accrued.

POLICY CHANGE: any change in the Face Amount, the addition or deletion of a Rider, underwriting reclassifications, or a change in death benefit option (Option 1 or Option 2).

POLICY OWNER: the person who may exercise all rights under the Policy, with the consent of any irrevocable beneficiary. "You" and "your" refer to the Policy owner in this Prospectus.

POLICY VALUE: the total value of your Policy. It is the SUM of the:

  - Value of the units of the sub-accounts credited to your Policy PLUS

  - Accumulation in the Fixed Account credited to the Policy

PREMIUM: a payment you must make to us to keep the Policy in force.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts in the same proportion that, on the date of allocation, the unloaned Policy Value in the Fixed Account and the Policy Value in each sub-account bear to the total unloaned Policy Value.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Policy Value less any Outstanding Loan and surrender charges.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application or enrollment form and other evidence of insurability we consider. The Insured's underwriting class will affect the monthly charges and the payment required to keep the Policy in force.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any funds and unit values of any sub-accounts are computed. Valuation Dates currently occur on:

  - Each day the New York Stock Exchange is open for trading

  - Other days (other than a day during which no payment, partial withdrawal or surrender of a Policy was received) when there is a sufficient degree of trading in a fund's portfolio securities so that the current net asset value of the sub-accounts may be materially affected

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: Separate Account IMO, one of our separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                           SUMMARY OF FEES AND CHARGES

WHAT CHARGES WILL I INCUR UNDER MY POLICY?

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

  - From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:

              PREMIUM TAX CHARGE -- A current premium tax deduction of 2.35% of payments represents our average expenses for state and local premium taxes,

              DEFERRED ACQUISITION COSTS ("DAC TAX") CHARGE -- A current DAC tax deduction of 1.00% of payments helps reimburse us for federal taxes imposed on our deferred acquisition costs of the Policies.

              FRONT-END SALES LOAD -- From each payment, we will deduct a charge of 3.0% of the payment to partially compensate us for Policy sales expenses.

- We deduct the following monthly charges (the "Monthly Deduction") from Policy Value:

              MONTHLY INSURANCE PROTECTION CHARGE -- The Monthly Insurance Protection Charge will be charged on each monthly processing date until the Final Payment Date. This charge compensates us for providing life insurance coverage for the Insured. The charge is equal to a specified amount that varies with the sex (unisex rates required by state law), age, smoking status, and underwriting class of the Insured and Death Benefit Option selected, for each $1,000 of the Policy's Face Amount.


              MONTHLY EXPENSE CHARGE -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount. The Maximum Monthly Expense Charge is $0.88 per $1,000 of Face Amount for a Male Smoker, Age 65. See APPENDIX G.


              MONTHLY MAINTENANCE FEE -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

              MONTHLY MORTALITY AND EXPENSE RISK CHARGE -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is calculated based on the Policy Value in the sub-accounts of the Variable Account (but not the Fixed Account) as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. This charge will continue to be assessed after the Final Payment Date.

              MONTHLY RIDER CHARGES -- These charges will vary based on the Riders selected and by the sex, age, and underwriting classification of the Insured.

  - The charges below apply only if you surrender your Policy or make partial withdrawals:

              SURRENDER CHARGE -- A surrender charge will apply to a full surrender or decrease in Face Amount for up to 10 years from Date of Issue of the Policy or from the date of increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class (Smoker or Nonsmoker) of the Insured, for each $1,000 of the Policy's Face Amount. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year. If there are increases in the Face Amount, each increase will have a corresponding surrender charge. These charges will be specified in a supplemental schedule of benefits at the time of the increase.

              The maximum surrender charge under a Policy, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

              PARTIAL WITHDRAWAL CHARGES -- For each partial withdrawal, we deduct the following charges from Policy Value:

              - A transaction fee of 2% of the amount withdrawn, not to exceed $25 for each partial withdrawal (including a Free 10% Withdrawal)

              - A partial withdrawal charge of 5.0% (but not to exceed the amount of the outstanding surrender charge) of a withdrawal exceeding the "Free 10% Withdrawal," described below

              The partial withdrawal charge does not apply to:

              - That part of a withdrawal equal to 10% of the Policy Value in a Policy year, less prior free withdrawals made in the same Policy year ("Free 10% Withdrawal")

              - Withdrawals when no surrender charge applies.

              We reduce the Policy's outstanding surrender charge, if any, by partial withdrawal charges that are deducted.

     - The charges below are designed to reimburse us for Policy administrative costs, and apply under the following circumstances:

              CHARGE FOR OPTIONAL GUARANTEED DEATH BENEFIT RIDER -- A one time administrative charge of $25 will be deducted from Policy Value when the Rider is elected.

              TRANSFER CHARGE -- Currently, the first 12 transfers of Policy Value in a Policy year are free. A current transfer charge of $10, never to exceed $25, applies for each additional transfer in the same Policy year. This charge is for the costs of processing the transfer.

              OTHER ADMINISTRATIVE CHARGES -- We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

              -   Changing net payment allocation instructions

              -   Changing the allocation of the Monthly
                  Deduction among the various sub-accounts

              -   Providing a projection of values

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Underlying Funds. The levels of fees and expenses vary among the Underlying Funds. The following table shows the expenses of the Underlying Funds for 2000.



                                                                                                              TOTAL FUND
                                                                 MANAGEMENT FEE            OTHER EXPENSES      EXPENSES
                                                                   (AFTER ANY               (AFTER ANY       (AFTER ANY
                                                                    VOLUNTARY      12B-1     WAIVERS/         WAIVERS/
UNDERLYING FUND                                                     WAIVERS)       FEES    REIMBURSEMENTS)  REIMBURSEMENTS)
---------------                                                -------------------------------------------------------------
AIT Core Equity Fund*.......................................         %               -          %             %(1)
AIT Equity Index Fund.......................................         %               -          %             %(1)
AIT Government Bond Fund....................................         %               -          %             %(1)
AIT Money Market Fund*......................................         %               -          %             %(1)
AIT Select Aggressive Growth Fund...........................         %               -          %             %(1)(2)
AIT Select Capital Appreciation Fund........................         %               -          %             %(1)(2)
AIT Select Emerging Markets Fund ...........................         %               -          %             %(1)(2)
AIT Select Growth Fund......................................         %               -          %             %(1)(2)
AIT Select Growth and Income Fund...........................         %               -          %             %(1)(2)
AIT Select International Equity Fund........................         %               -          %             %(1)(2)
AIT Select Investment Grade Income Fund.....................         %               -          %             %(1)
AIT Select Strategic Growth Fund ...........................         %               -          %             %(1)(2)
AIT Select Strategic Income Fund**..........................         %               -          %             %(1)
AIT Select Value Opportunity Fund...........................         %               -          %             %(1)(2)
AIM V.I. Aggressive Growth Fund.............................         %                          %             %(3)
AIM V.I. Blue Chip Fund.....................................         %                          %               %
AIM V.I. Value Fund.........................................         %                          %               %
Alliance Growth and Income Portfolio (Class B)..............         %                          %               %
Alliance Premier Growth Portfolio (Class B).................         %                          %               %
Deutsche VIT EAFE Equity Index..............................         %                          %             %(4)
Deutsche VIT Small Cap Index................................         %                          %             %(4)
Fidelity VIP Equity-Income Portfolio........................         %               -          %             %(5)
Fidelity VIP Growth Portfolio...............................         %               -          %             %(5)
Fidelity VIP High Income Portfolio..........................         %               -          %               %
Fidelity VIP II Contrafund-Registered Trademark- Portfolio..         %                          %             % (5)
Fidelity VIP III Growth & Income Portfolio..................         %                          %             %(5)
Fidelity VIP III Mid Cap Portfolio..........................         %                          %             %(6)
Franklin Small Cap Fund (Class 2)...........................         %                          %             %(7)(8)
Franklin Mutual Shares Securities Fund (Class 2)............         %                          %             %(7)(9)
INVESCO VIF Dynamics Fund...................................         %                          %             %(10)
INVESCO VIF Health Sciences Fund............................         %                          %             %(11)
Janus Aspen Aggressive Growth Portfolio (Service Shares)....         %                          %             %(12)
Janus Aspen Growth Portfolio (Service Shares)...............         %                          %             %(12)
Janus Aspen Growth and Income Portfolio (Service Shares)....         %                          %             %(12)
Janus Aspen International Growth Portfolio (Service Shares).         %                          %             %(12)
Pioneer Emerging Markets VCT Portfolio (Class II)...........         %                          %             %(15) (16)
Pioneer Fund VCT Portfolio (Class II).......................         %                          %             %(15)
Pioneer High Yield VCT Portfolio (Class II).................         %                          %             %(15)
Pioneer Real Estate Growth VCT Portfolio (Class II).........         %                          %             %(15) (16)
SVS Dreman Financial Services Portfolio.....................         %                          %             %(13)
Scudder Technology Growth Portfolio..........................        %                          %             %(13) (14)
T. Rowe Price International Stock Portfolio.................         %                          %               %


* Effective October 1, 2000, the management fee rates for the AIT Core Equity Fund and AIT Money Market Fund were revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 2000.



** This portfolio commenced operations on July 3, 2000, therefore "other expenses" are annualized. Actual expenses may be greater or less than shown.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of X.XX% of average net assets for AIT Select International Equity Fund, X.XX% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, X.XX% for AIT Select Value Opportunity Fund, X.XX% for AIT Select Growth Fund and AIT Core Equity Fund, X.XX% for AIT Select Growth and Income Fund, X.XX% for AIT Select Strategic Income Fund, X.XX% for AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and X.XX% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 2000.



     Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the AIT Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor.



     Until further notice, the AIT Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



     The total operating expenses of the funds were less than or equal to their respective expense limitations throughout except the Select Strategic Growth Fund which received a reimbursement of $XXX in 2000 under its expense limitation. However, this amount was not enough to make a difference in the percentage shown for the Fund's total operating expense and expense limitation (both 1.20%).


     The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.


(2) These Funds have entered into agreements with brokers whereby the brokers rebate a portion of commissions. These amounts have been treated as reductions of expenses. Including these reductions, total annual fund operating expenses were X.XX% for AIT Select International Equity Fund, X.XX% for AIT Select Emerging Markets Fund, X.XX% for AIT Select Aggressive Growth Fund, X.XX% for AIT Select Value Opportunity Fund, X.XX% for AIT Select Growth Fund, X.XX% for AIT Select Strategic Growth Fund, and X.XX% for AIT Select Growth and Income Fund.



(3) Had there been no fee waivers or expense reimbursements, the Management Fee, Other Expenses and Total Fund Expenses of the AIM V.I. Aggressive Growth Fund would have been X.XX%, X.XX% and X.XX%, respectively.



(4) The Advisor has voluntarily undertaken to waive and reimburse its fee to the Funds so that the Funds' total operating expenses will not exceed 0.45% for Deutsche VIT Small Cap Index and 0.65% for Deutsche VIT EAFE Equity Index. Without reimbursements to the Funds for the year ended 12/31/00, Management, Other and Total Expenses would have been X.XX%, X.XX% and X.XX%, respectively for Deutsche VIT Small Cap Index and X.XX%, X.XX% and X.XX%, respectively for Deutsche VIT EAFE Equity Index.




(5) A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, through arrangements with certain funds', or Fidelity Management & Research Company on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. Including these reductions, total operating expenses presented in the table would have been X.XX% for the Fidelity VIP Equity-Income Portfolio, X.XX% for the Fidelity VIP Growth Portfolio, X.XX% for the Fidelity VIP II Contrafund Portfolio and X.XX% for the Fidelity VIP III Growth & Income Portfolio.

(6) Fidelity Management & Research Company agreed to reimburse a portion of the Fidelity VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, other expenses and total fund expenses would have been X.XX%, X.XX% and X.XX%.



(7) The Funds' Class 2 distribution plan or "rule 12b-1 plan" is described in the Funds' prospectus. The Franklin Small Cap Fund pays for similar services directly.



(8) On 2/8/00, a merger and reorganization was approved that combined the assets of the Franklin Small Cap Fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. On 2/8/00, fund shareholders approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated to be the same.



(9) On 2/8/00, a merger and reorganization was approved that combined the assets of the Mutual Shares Securities Fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/00, and not the assets of the combined fund.



(10) The INVESCO VIF Dynamics Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. Certain expenses were absorbed voluntarily by INVESCO Funds Group, Inc. ("INVESCO") to ensure that the expenses for the Fund did not exceed 1.15% of the Fund's average net assets pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, the Fund's Other Expenses and Total Fund Expenses for the fiscal year ended December 31, 2000 were X.XX% and X.XX% respectively of the Fund's average net assets. The expense information presented in the table has been restated to reflect a change in the administrative services fee.



(11) The INVESCO VIF Health Sciences Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. Including the reduction for the expense offset arrangement and voluntary expense waiver, the Fund's Management Fees, Other Expenses and Total Fund Expenses would have been X.XX%, X.XX% and X.XX% respectively. Certain expenses of the Fund were absorbed voluntarily by INVESCO in order to ensure that expenses for the Fund did not exceed 1.25% of the Fund's average net expenses pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. The Fund's Management Fees, Other Expenses and Total Fund Expenses for the fiscal year ended December 31, 2000, excluding any voluntary expense waiver and expense offset arrangements, would have been X.XX%, X.XX% and X.XX% respectively.



(12) Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Janus Aspen Growth Portfolio Expenses are shown without the effect of expense offset arrangements. The Portfolio's "Rule 12b-1 Plan" for the Service Class of Shares is described in the Portfolio's prospectus. Expenses are based on the estimated expenses that the new Service Shares Class of each Portfolio expects to incur in its initial fiscal year.



(13) Pursuant to their respective agreements with SVS, the investment manager and the accounting agent have agreed, for the one year period commencing on May , 2001, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the SVS Dreman Financial Services and the Scudder Technology Growth Portfolios to the amounts set forth in the Total Fund Expenses column of the table above. Without taking into effect these expense caps, for the SVS Dreman Financial Services and the Scudder Technology Growth Portfolios of SVS, management fees are estimated to be X.XX% and X.XX%, respectively. Other expenses are estimated to be X.XX% and X.XX%, respectively; and total operating expenses would have been X.XX% and X.XX%, respectively.

(14) The Scudder Technology Growth Portfolio commenced operations on May 1, 1999, therefore "other expenses" are annualized. Actual expenses may be greater or less than shown.


(15) Class II shares of the Pioneer Emerging Markets VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio and Pioneer Real Estate Growth VCT Portfolio commenced operations on May 1, 2000; therefore, expenses shown are estimated and annualized.


(16) Fees and expenses reflect waivers/reimbursements currently applicable to the portfolios. As of May 1, 2000, Pioneer Investment Management, Inc. has agreed voluntarily to limit its management fee and, if necessary, to limit other operating expenses of Class I shares of the Pioneer Emerging Markets VCT Portfolio and the Pioneer Real Estate Growth VCT Portfolio to 1.75% and 1.25%, respectively, of the average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. This agreement is voluntary and temporary and may be revised or terminated at any time.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

                           SUMMARY OF POLICY FEATURES

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. If you are considering the purchase of this product, you should read the remainder of this Prospectus carefully before making a decision. It offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or Outstanding Loans exceed the Policy Value. The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit Rider is in effect. This Rider may not be available in all states.

WHAT IS THE POLICY'S OBJECTIVE?

The objective of the Policy is to give permanent life insurance protection and help you build assets tax-deferred. Features available through the Policy include:

     -   A Net Death Benefit that can protect your family

     -   Payment options that can guarantee an income for life

     -   A personalized investment portfolio

     -   Experienced professional investment advisers

     -   Tax deferral on earnings.

While the Policy is in force, it will provide:

     -   Life insurance coverage on the Insured

     -   Policy Value

     -   Surrender rights and partial withdrawal rights

     -   Loan privileges

     -   Optional insurance benefits available by Rider.

The Policy combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Policy Value and the Death Benefit will increase or decrease depending on investment results. Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments. Also, making planned payments will not guarantee that the Policy will remain in force.

WHO ARE THE KEY PERSONS UNDER THE POLICY?

The Policy is a contract between you and us. Each Policy has a Policy Owner
(you), an Insured (you or another individual you select) and a beneficiary. As Policy Owner, you make payments, choose investment allocations and select the Insured and beneficiary. The Insured is the person covered under the Policy. The beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the beneficiary when the Insured dies while the Policy is in effect. You may choose between three death benefit options. Under Death Benefit Option 1 and Death Benefit Option 3, the death benefit is the greater of (1) the Face Amount (the amount of insurance applied for) or (2) the Guideline Minimum Death Benefit (the Guideline Minimum Death Benefit federal tax law requires). Under Death Benefit Option 2, the death benefit is the greater of (1) the sum of the Face Amount and Policy Value or (2) the Guideline Minimum Death Benefit. For more information, see "Election of Death Benefit Option" under THE POLICY.


The Net Death Benefit is the death benefit less any Outstanding Loan, partial withdrawals, partial withdrawal costs, and due and unpaid monthly deductions. The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option we offer.



You may also add additional insurance benefits by rider. These include the Guaranteed Death Benefit Rider and the Term Insurance Rider. See APPENDIX B - OPTIONAL INSURANCE BENEFITS.



The optional Guaranteed Death Benefit Rider is available ONLY AT ISSUE OF THE POLICY. (The Guaranteed Death Benefit Rider may not be available in all states). If this Rider is in effect, the Company:


     - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account; and

     -   provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and changes in Death Benefit Options, can result in the termination of the Rider. IF THIS RIDER IS TERMINATED, IT CANNOT BE REINSTATED. FOR MORE INFORMATION, SEE "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE POLICY?

Yes. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

If your Policy provides for a full refund of payments under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared the bank.

Where required by state law, your refund will be the GREATER of:

     -   Your entire payment OR

     - The Policy Value PLUS deductions under the Policy or by the funds for taxes, charges or fees.

If your Policy does not provide for a full refund, you will receive:

     -   Amounts allocated to the Fixed Account PLUS

     -   The Policy Value in the Variable Account PLUS

     -   All fees, charges and taxes, which have been imposed.

After an increase in Face Amount, a right to cancel the increase also applies.

WHAT ARE MY INVESTMENT CHOICES?


Each Sub-Account invests exclusively in a corresponding Underlying Fund, as listed below. In some states, insurance regulations may restrict the availability of particular Underlying Funds. The Policy also offers a Fixed Account that is part of the general account of the Company. The Fixed Account is a guaranteed account offering a minimum interest rate. This range of investment choices allows you to allocate you money among the Sub-Accounts and the Fixed Account to meet your investment needs.


If your Policy provides for a full refund under its "Right to Examine Policy" provision as required in your state, we will allocate all sub-account investments to the Money Market Fund until the fourth day after the expiration of the "Right to Examine" provision of your policy. After this, we will allocate all amounts as you have chosen.

You may allocate and transfer money among the following investment options:


ALLMERICA INVESTMENT TRUST                                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
--------------------------                                   --------------------------------------------
AIT Core Equity Fund                                         Fidelity VIP II Contrafund-Registered Trademark- Portfolio
AIT Equity Index Fund
AIT Government Bond Fund                                     FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
AIT Money Market Fund                                        ---------------------------------------------
AIT Select Aggressive Growth Fund                            Fidelity VIP III Growth & Income Portfolio
AIT Select Capital Appreciation Fund                         Fidelity VIP III Mid Cap Portfolio
AIT Select Emerging Markets Fund
AIT Select Growth Fund                                       FRANKLIN  TEMPLETON  VARIABLE  INSURANCE PRODUCTS TRUST
AIT Select Growth and Income Fund                            -------------------------------------------------------
AIT Select International Equity Fund                         (CLASS 2)
AIT Select Investment Grade Income Fund                      ---------
AIT Select Strategic Growth Fund                             Franklin Small Cap Fund
AIT Select Strategic Income Fund                             Franklin Mutual Shares Securities Fund
AIT Select Value Opportunity Fund
                                                             INVESCO VARIABLE INVESTMENT FUNDS, INC.
AIM VARIABLE INSURANCE FUNDS                                 ---------------------------------------
----------------------------                                 INVESCO VIF Dynamics Fund
AIM V.I. Aggressive Growth Fund                              INVESCO VIF Health Sciences Fund
AIM V.I. Blue Chip Fund
AIM V.I. Value Fund                                          JANUS ASPEN SERIES (SERVICE SHARES)
                                                             -----------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.                 Janus Aspen Aggressive Growth Portfolio
--------------------------------------------                 Janus Aspen Growth Portfolio
Alliance Growth and Income Portfolio (Class B)               Janus Aspen Growth and Income Portfolio
Alliance Premier Growth Portfolio (Class B)                  Janus Aspen International Growth Portfolio

DEUTSCHE ASSET MANAGEMENT VIT FUNDS                          PIONEER VARIABLE CONTRACTS TRUST (CLASS II)
-----------------------------------                          -------------------------------------------
Deutsche VIT EAFE Equity Index                               Pioneer Emerging Markets VCT Portfolio
Deutsche VIT Small Cap Index                                 Pioneer Fund VCT Portfolio
                                                             Pioneer High Yield VCT Portfolio
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                    Pioneer Real Estate Growth VCT Portfolio
-----------------------------------------
Fidelity VIP Equity-Income Portfolio                         SCUDDER VARIABLE SERIES II
Fidelity VIP Growth Portfolio                                --------------------------
Fidelity VIP High Income Portfolio                           SVS Dreman Financial Services Portfolio
                                                             Scudder Technology Growth Portfolio

                                                             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                                                             ----------------------------------------
                                                             T. Rowe Price International Stock Portfolio

The value of each Sub-Account will vary daily depending upon the performance of the Underlying Fund in which it invests. Each Sub-Account reinvests dividends or capital gains distributions received from an Underlying Fund in additional shares of that Underlying Fund. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. For more information, see DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT AND THE UNDERLYING FUNDS.

CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. The Policy permits you to transfer Policy Value among the available Sub-Accounts and between the Sub-Accounts and the General Account of the Company, subject to certain limitations described under THE POLICY -- "Transfer Privilege." You will incur no current taxes on transfers while your money is in the Policy.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Policy does not limit payments as to frequency and number. As long as a payment does not increase the death benefit by more than the amount of the payment, additional payments may be made at any time before the Final Payment Date. However, you must provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Protection Amount (the death benefit less the Policy Value). If a payment would increase the Insurance Protection Amount, the Company will return the payment to you. The Company will not accept any additional payments which would increase the Insurance Protection Amount and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Protection Amount for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50.

WHAT IF I NEED MY MONEY?

You may borrow up to the loan value of your Policy. You may also make partial withdrawals and surrender the Policy for its surrender value. There are two types of loans that may be available to you:

     - A non-preferred loan option is always available to you. The maximum total loan amount is 90% of the difference between Policy Value and surrender charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.8%. This current rate of interest may change, but is guaranteed not to exceed 6%. However, the Company will also credit interest on the Policy Value securing the loan. The annual interest rate credited to the Policy Value securing a non-preferred loan is 4.0%.

     - A preferred loan option is automatically available to you unless you request otherwise. The preferred loan option is available on that part of an Outstanding Loan that is attributable to policy earnings. The term "policy earnings" means that portion of the Policy Value that exceeds the sum of the payments made less all partial withdrawals and partial withdrawal charges. The Company will charge interest on the amount of the loan at a current annual rate of 4.00%. This current rate of interest may change, but is guaranteed not to exceed 4.50%. The annual interest rate credited to the Policy earnings securing a preferred loan is 4.0%.

We will allocate Policy loans among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer the Policy Value in each sub-account equal to the Policy loan to the Fixed Account.

You may surrender your Policy and receive its surrender value. After the first Policy year, you may make partial withdrawals of $500 or more from Policy Value, subject to possible partial withdrawal charges. Under Death Benefit Option 1 and Death Benefit Option 3, the Face Amount is reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Face Amount below $40,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Policies."

A request for a preferred loan after the Final Payment Date, a partial withdrawal after the Final Payment Date, or the foreclosure of an Outstanding Loan will terminate a Guaranteed Death Benefit Rider. See "Guaranteed Death Benefit Rider." Policy loans may have tax consequences. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Policy. See FEDERAL TAX CONSIDERATIONS, "Policy Loans."

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

     -   Cancel your Policy under its right-to-examine provision

     -   Transfer your ownership to someone else

     -   Change the beneficiary

     - Change the allocation of payments, with no tax consequences under current law

     -   Make transfers of Policy Value among the funds

     -   Adjust the death benefit by increasing or decreasing the Face Amount

     - Change your choice of death benefit options between Death Benefit Option 1 and Death Benefit Option 2

     -   Add or remove optional insurance benefits provided by Rider

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Yes. You can convert your Policy without charge during the first 24 months after the Date of Issue or after an increase in Face Amount. On conversion, we will transfer the Policy Value in the Variable Account to the Fixed Account. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY POLICY?

The Policy will not lapse if you fail to make payments unless:

     - The Policy Value is insufficient to cover the next monthly deduction and loan interest accrued; or

     - Outstanding Loans exceed Policy Value

There is a 62-day grace period in either situation.

If you make payments at least equal to minimum monthly payments, we guarantee that your Policy will not lapse before the 49th monthly processing date from Date of Issue or increase in Face Amount, within limits and excluding loan foreclosure. If the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account (excluding loan foreclosure). For more information, see "Guaranteed Death Benefit Rider."

If the Insured has not died, you may reinstate your Policy within three years after the grace period. The Insured must provide evidence of insurability subject to our then current underwriting standards. In addition, you must either repay or reinstate any outstanding loans and make payments sufficient to keep the Policy in force for three months. See POLICY TERMINATION AND REINSTATEMENT.

HOW IS MY POLICY TAXED?

The Policy is given federal income tax treatment similar to a conventional fixed benefit life insurance policy. On a withdrawal of Policy Value, Policy owners currently are taxed only on the amount of the withdrawal that exceeds total payments. Withdrawals greater than payments made are treated as ordinary income. During the first 15 Policy years, however, an "interest first" rule applies to distributions of cash required under Section 7702 of the Internal Revenue Code ("Code") because of a reduction in benefits under the Policy.

The Net Death Benefit under the Policy is excludable from the gross income of the beneficiary. However, in some circumstances federal estate tax may apply to the Net Death Benefit or the Policy Value.

A Policy may be considered a "modified endowment contract." This may occur if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.
                                 ----------

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The Prospectus and the Policy provide further detail. The Policy provides insurance protection for the named beneficiary. The Policy and its attached application or enrollment form are the entire agreement between you and the Company.

THE PURPOSE OF THE POLICY IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY. IT MAY NOT BE ADVANTAGEOUS TO PURCHASE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE, OR IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY.

NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


The Company is a life insurance company organized under the laws of Delaware in 1974. As of December 31, 2000, the Company had over $XX billion in assets and over $XX billion of life insurance in force. We are a wholly owned subsidiary of First Allmerica Financial Life Insurance Company, formerly named State Mutual Life Assurance Company of America ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our Principal Office is 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 1-800-628-6267. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness, and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The Variable Account is a separate investment account with 43 sub-accounts, of which 42 are available under the Policy. Each sub-account invests in a fund of the Trust, AVIF, Alliance, Deutsche VIT, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, FT VIP, INVESCO VIF, Janus Aspen, SVS, Pioneer VCT or T. Rowe Price. The assets used to fund the variable part of the Policies are set aside in sub-accounts and are separate from our general assets. We administer and account for each sub-account as part of our general business. However, income, capital gains and capital losses are allocated to each sub-account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.

Our Board of Directors authorized the establishment of the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.

THE UNDERLYING FUNDS

Each Underlying Fund pays a management fee to an investment manager or adviser for managing and providing services to the Underlying Fund. However, management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. For specific information regarding the existence and effect of any waiver/reimbursements see "WHAT ARE THE EXPENSES AND FEES OF THE FUNDS" under the SUMMARY OF FEES AND CHARGES section. The prospectuses of the Underlying Funds also contain information regarding fees for advisory services and should be read in conjunction with this prospectus.

ALLMERICA INVESTMENT TRUST

Allmerica Investment Trust (the "Trust") is an open-end, diversified management investment company registered with the SEC under the 1940 Act. First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. Fourteen different investment portfolios of the Trust are available under the Policies, each issuing a series of shares: the AIT Core Equity Fund, AIT Equity Index Fund, AIT Government Bond Fund, AIT Money Market Fund, AIT Select Aggressive Growth Fund, AIT Select Capital Appreciation Fund, AIT Select Emerging Markets Fund, AIT Select Growth Fund, AIT Select Growth and Income Fund, AIT Select International Equity Fund, AIT Select Investment Grade Income Fund, AIT Select Strategic Growth Fund, AIT Select Strategic Income Fund and AIT Select Value Opportunity Fund.


Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. AFIMS, which is a wholly-owned subsidiary of Allmerica Financial, has entered into agreements with other investment managers ("Sub-Advisers") selected by AFIMS and Trustees in consultation with BARRA RogersCasey, Inc. Under each Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustee's instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.


AIM VARIABLE INSURANCE FUNDS
AIM Variable Insurance Funds ("AVIF"), an open-end, series, management investment company, was organized as a Maryland corporation on January 22, 1993, changed to a Delaware business trust on May 1, 2000, and is registered with the SEC under the 1940 Act. The investment advisor for the AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund and the AIM V.I. Value Fund is AI M Advisors, Inc. ("AIM"). AIM was organized in 1976, and, together with its subsidiaries, manages or advises over 120 investment company portfolios encompassing a broad range of investment objectives.



ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
Alliance Variable Products Series Fund, Inc. ("Alliance") is registered with the SEC as an open-end, management investment company under the 1940 Act. Two of its separate investment portfolios are currently available under the Policy: the Alliance Growth and Income Portfolio and the Alliance Premier Growth Portfolio. Alliance Capital Management, L.P. ("Alliance Capital") serves as the investment adviser to Alliance. Alliance Capital Management Corporation, the sole general partner of Alliance Capital, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of the Equitable Companies Incorporated, a holding company which is controlled by AXA, a French insurance holding company.



DEUTSCHE ASSET MANAGEMENT VIT FUNDS
Deutsche Asset Management VIT Funds ("Deutsche VIT") is an open-end management investment company which is registered under the 1940 Act, as amended, and was organized as a Massachusetts business trust on January 19, 1996. Bankers Trust Company is the investment advisor for Deutsche VIT EAFE Equity Index and the Deutsche VIT Small Cap Index which are available under the Policy.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity Variable Insurance Products Fund ("Fidelity VIP"), managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981 and registered with the SEC under the 1940 Act. Three of its investment portfolios are available under the Policy: the Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP High Income Portfolio.



Various Fidelity companies perform certain activities required to operate Fidelity VIP. FMR is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity Company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. As part of their operating expenses, the portfolios of Fidelity VIP pay a monthly investment management fee to FMR for managing investment and business affairs. The prospectus of Fidelity VIP contains additional information concerning the portfolios, including information about additional expenses paid by the portfolios, and should be read in conjunction with this Prospectus.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion above), is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988, and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Policy: the Fidelity VIP II Contrafund Portfolio.



FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
Fidelity Variable Insurance Products Fund III ("Fidelity VIP III"), managed by FMR (see discussion above) is an open-end, diversified management investment company registered with the SEC under the 1940 Act. Two of its investment portfolios are available under the Policy: the Fidelity VIP III Growth & Income Portfolio and Fidelity VIP III Mid Cap Portfolio.



FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Templeton Variable Insurance Products Trust ("FT VIP") and the funds' investment managers and their affiliates manage over $XXX billion in assets (as of December 31, 2000). The investment adviser to the Franklin Small Cap Fund is Franklin Advisers, Inc. The investment adviser to the Franklin Mutual Shares Securities Fund is Franklin Mutual Advisers, LLC.



INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO Variable Investment Funds, Inc. ("INVESCO VIF") is an open-end, diversified, no-load management investment company which was incorporated under the laws of Maryland on August 19, 1993. The investment adviser to the INVESCO VIF Dynamics Fund and the INVESCO VIF Health Sciences Fund is INVESCO Funds Group, Inc.


JANUS ASPEN SERIES

Janus Aspen Series ("Janus Aspen") is an open-end, management investment company registered with the SEC. It was organized as a Delaware business trust on May 20, 1993. Janus Capital is the investment adviser of Janus Aspen. Four of its investment portfolios are available under the Policy: Janus Aspen Aggressive Growth Portfolio, Janus Aspen Growth Portfolio, Janus Aspen Growth and Income Portfolio and Janus Aspen International Growth Portfolio.

PIONEER VARIABLE CONTRACTS TRUST
Pioneer Variable Contracts Trust ("Pioneer VCT") is an open-end, management investment company registered with the SEC under the 1940 Act. Pioneer Investment Management, Inc. ("Pioneer") is the investment adviser to the Pioneer Emerging Markets VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio and Pioneer Real Estate Growth VCT Portfolio which are offered under the Policy. Pioneer is a wholly owned subsidiary of The Pioneer Group, Inc. ("GPI"). GPI, established in 1928, is one of America's oldest investment managers.



SCUDDER VARIABLE SERIES II
Scudder Variable Series II ("SVS") is a series-type mutual fund registered with the SEC as an open-end, management investment company. Registration of KVS does not involve supervision of its management, investment practices or policies by the SEC. SVS is designed to provide an investment vehicle for certain variable annuity contracts and variable life insurance policies. Shares of the Portfolios of SVS are sold only to insurance company separate accounts. The SVS Dreman Financial Services Portfolio and Scudder Technology Growth Portfolio are offered under the Policy. Zurich Scudder Investments, Inc. serves as the investment adviser of SVS.



T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Series, Inc. ("T. Rowe Price"), managed by Rowe Price-Fleming International, Inc. ("Price-Fleming"), is an open-end, diversified, management investment company organized in 1994 as a Maryland corporation, and is registered with the SEC under the 1940 Act. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one the largest no-load international mutual fund asset managers, with approximately $XX billion (as of December 31, 2000) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos
Aires. One of its investment portfolios is available under the Policies: the T. Rowe Price International Stock Portfolio. An affiliate of Price-Fleming, T. Rowe Price Associates, Inc. serves as Sub-Adviser to the Select Capital Appreciation Fund of the Trust.



                       INVESTMENT OBJECTIVES AND POLICIES


A summary of investment objectives of the funds is set forth below. Before investing, read carefully the prospectuses of the Trust, AVIF, Alliance, Deutsche VIT, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, FT VIP, INVESCO VIF, Janus Aspen, SVS, Pioneer VCT , and T. Rowe Price that accompany this Prospectus. They contain more detailed information on the funds' investment objectives, restrictions, risks and expenses. Statements of Additional Information for the funds are available on request. The investment objectives of the funds may not be achieved. Policy Value may be less than the aggregate payments made under the Policy.



AIT CORE EQUITY FUND -- seeks long-term growth of capital. Realization of current investment income, if any, is incidental to this objective. The Core Equity Fund is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices.



AIT EQUITY INDEX FUND -- seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.



AIT GOVERNMENT BOND FUND -- seeks high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.



AIT MONEY MARKET FUND-- seeks to obtain maximum current income consistent with the preservation of capital and liquidity. Allmerica Asset Management, Inc. is the Sub-Adviser of the Money Market Fund.



AIT SELECT AGGRESSIVE GROWTH FUND -- seeks above-average capital appreciation by investing primarily in common stocks of companies that are believed to have significant potential for capital appreciation. The Sub-Adviser for the Select Aggressive Growth Fund is Nicholas-Applegate Capital Management, L.P.

AIT SELECT CAPITAL APPRECIATION FUND -- seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund will invest primarily in common stock of industries and companies which are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser for the Select Capital Appreciation Fund is
T. Rowe Price Associates, Inc.



AIT SELECT EMERGING MARKETS FUND -- seeks long-term growth of capital by investing in the world's emerging markets. The Sub-Adviser for the Select Emerging Markets Fund is Schroder Investment Management North America Inc.



AIT SELECT GROWTH FUND -- seeks to achieve growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected for their long-term growth potential. The Sub-Adviser for the Select Growth Fund is Putnam Investment Management, Inc.



AIT SELECT GROWTH AND INCOME FUND-- seeks a combination of long-term growth of capital and current income. The fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks. The Sub-Adviser for the Select Growth and Income Fund is J. P. Morgan Investment Management Inc.



AIT SELECT INTERNATIONAL EQUITY FUND-- seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies. The Sub-Adviser for the Select International Equity Fund is Bank of Ireland Asset Management (U.S.) Limited.



AIT SELECT INVESTMENT GRADE INCOME FUND -- seeks to invest in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and realized and unrealized capital gains) as is consistent with prudent investment management.



AIT SELECT STRATEGIC GROWTH FUND -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Sub-Adviser for the Select Strategic Growth Fund is TCW Investment Management Company.



AIT SELECT STRATEGIC INCOME FUND -- seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing in various types of fixed income securities.



AIT SELECT VALUE OPPORTUNITY FUND -- seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of small and mid-size companies, whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued. The Sub-Adviser for the Select Value Opportunity Fund is Cramer Rosenthal McGlynn, LLC.



AIM V.I. AGGRESSIVE GROWTH FUND -- seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of small and medium sized companies.



AIM V.I. BLUE CHIP FUND -- seeks long-term growth of capital with a secondary objective of current income. The Fund seeks to meet these objectives by investing primarily in the common stocks of blue chip companies. The Fund may invest in U.S. government securities, convertible securities, high quality debt securities and foreign securities.



AIM V.I. VALUE FUND -- seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

ALLIANCE GROWTH AND INCOME PORTFOLIO (CLASS B) -- seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend paying common stocks of good quality. The Portfolio invests primarily in stock of large, well established "blue chip" companies, fixed income and convertible securities, and securities of foreign issuers.



ALLIANCE PREMIER GROWTH PORTFOLIO (CLASS B) -- seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities in a small number (40-50) of intensely researched U.S. companies.



DEUTSCHE VIT EAFE EQUITY INDEX -- seeks to match, as closely as possible, before the deduction of expenses, the performance of the EAFE(R) Index. The Fund will invest primarily in common stocks of companies that compose the EAFE(R) Index, in approximately the same weightings as the EAFE(R) Index. The Fund may also use stock index futures and options.



DEUTSCHE VIT SMALL CAP INDEX -- seeks to match, as closely as possible (before the deduction of expenses) the performance of the Russell 2000 index, which emphasizes stocks of small U.S. companies. The Fund will invest primarily in common stocks of companies that compose the Russell 2000 Index, in approximately the same weightings as the Russell Index. The Fund may also use stock index futures and options.


FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising S&P 500.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a high quality rating. For more information about these lower-rated securities, see the Fidelity VIP prospectus.


FIDELITY VIP II CONTRAFUND-Registered Trademark- PORTFOLIO -- seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of domestic and foreign issuers whose value is not fully recognized by the public. The Portfolio may invest in either growth stocks or value stocks or both.



FIDELITY VIP III GROWTH & INCOME PORTFOLIO-- seeks high total return through a combination of current income and capital appreciation. The Portfolio invests a majority of its assets in common stocks of domestic and foreign issuers with a focus on those that pay current dividends and show potential for capital appreciation. The Portfolio may also invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.



FIDELITY VIP III MID CAP PORTFOLIO-- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of domestic and foreign issuers with medium market capitalizations. The Portfolio may invest in either growth stocks or value stocks or both.



FRANKLIN SMALL CAP FUND (CLASS 2) -- seeks capital growth. The Fund invests primarily in equity securities of small cap U.S. companies.



FRANKLIN MUTUAL SHARES SECURITIES FUND (CLASS 2) -- seeks capital appreciation. Its secondary goal is income. The fund invests primarily in equity securities of companies the manager believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value).

INVESCO VIF DYNAMICS FUND -- seeks to buy securities that will increase in value over the long term. The Fund invests in a variety of securities that present opportunities for capital growth -- primarily common stocks of companies traded on the U.S. securities exchanges, as well as over the counter. The Fund also may invest in preferred stocks and debt instruments that are convertible into common stocks, as well as in securities of foreign companies.




INVESCO VIF HEALTH SCIENCES FUND - seeks to make an investment grow. The fund is aggressively managed and invests primarily in equity securities of companies that develop, produce or distribute products or services related to health care.



JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio invests primarily in common stocks of medium-sized companies selected for their growth potential.



JANUS ASPEN GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of larger, more established companies selected for their growth potential.



JANUS ASPEN GROWTH AND INCOME PORTFOLIO (SERVICE SHARES) -- seeks long-term capital growth and income. The Portfolio normally emphasizes investments in common stocks.



JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO (SERVICE SHARES) -- seeks long-term growth of capital. The Portfolio primarily in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.



PIONEER EMERGING MARKETS VCT PORTFOLIO (CLASS II) -- seeks to invest in securities of emerging market issuers for long-term growth of capital.



PIONEER FUND VCT PORTFOLIO (CLASS II) -- seeks to invest in a broad list of carefully selected, reasonably priced securities for reasonable income and growth. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. Equity securities include common and preferred stocks, interests in real estate investment trusts (REITS) and convertible debt securities.



This portfolio formerly was known as the Growth and Income Portfolio.



PIONEER HIGH YIELD VCT PORTFOLIO (CLASS II) -- seeks to invest in below investment grade debt securities and preferred stocks to maximize total return.



PIONEER REAL ESTATE GROWTH VCT PORTFOLIO (CLASS II) -- seeks to invest primarily in REITs and other real estate industry companies for long-term growth of capital. Current income is the portfolio's secondary investment objective.



SVS DREMAN FINANCIAL SERVICES PORTFOLIO -- seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued.



SCUDDER TECHNOLOGY GROWTH PORTFOLIO -- seeks growth of capital.


T. Rowe Price International Stock Portfolio -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Manager of the Portfolio is Rowe Price-Fleming International, Inc.

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

     -   Effective date of the change in the investment policy OR

     -   Receipt of the notice of your right to transfer.

                                   THE POLICY

APPLYING FOR A POLICY


The Policy may be issued with a Term Rider. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Term Rider than under the Policy.


After receiving a completed application or enrollment form from a prospective Policy owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Policy only after underwriting has been completed. We may reject an application or enrollment form that does not meet our underwriting guidelines.

If a prospective Policy owner makes an initial payment of at least one minimum monthly payment, we will provide fixed conditional insurance during underwriting. The fixed conditional insurance will be the insurance applied for, up to a maximum of $500,000, depending on age and underwriting class. This coverage will continue for a maximum of 90 days from the date of the application or enrollment form or, if required, the completed medical exam. If death is by suicide, we will return only the premium paid.

If no fixed conditional insurance was in effect, on Policy delivery we will require a sufficient payment to place the insurance in force. If you made payments before the date of issue, we will allocate the payments to the Fixed Account. IF THE POLICY IS NOT ISSUED AND ACCEPTED BY YOU, THE PAYMENTS WILL BE RETURNED TO YOU WITHOUT INTEREST.

If the Policy is issued, we will allocate your Policy Value on issuance according to your instructions. However, if your Policy provides for a full refund of payments under its "Right to Examine Policy" provision as required in your state (see THE POLICY -- "Free-Look Period"), we will initially allocate your sub-account investments to the Money Market Fund. This allocation to the Money Market Fund will be until the fourth day after the expiration of the "Right to Examine" provision of your policy.

AFTER THIS, WE WILL ALLOCATE ALL AMOUNTS ACCORDING TO YOUR INVESTMENT CHOICES.

FREE-LOOK PERIOD

The Policy provides for a free look period. You have the right to examine and cancel your Policy by returning it to us or to one of our representatives on or before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

If your Policy provides for a full refund under its "Right to Examine Policy" provision, the Company will mail a refund to you within seven days. We may delay a refund of any payment made by check until the check has cleared your bank. Where required by state law, however, your refund will be the GREATER of

     -   Your entire payment OR

     - The Policy Value PLUS deductions under the Policy for taxes, charges or fees

If your Policy does not provide for a full refund, you will receive

     -   Amounts allocated to the Fixed Account PLUS

     -   The Policy Value in the Variable Account PLUS

     -   All fees, charges and taxes which have been imposed

After an increase in Face Amount, we will mail or deliver a notice of a free look for the increase. You will have the right to cancel the increase before the 10 days after you receive the Policy or longer when state law so requires. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision in your Contract.

On canceling the increase, you will receive a credit to your Policy Value of the charges deducted for the increase. Upon request, we will refund the amount of the credit to you. We will waive any surrender charge computed for the increase.

CONVERSION PRIVILEGE

Within 24 months of the Date of Issue or an increase in Face Amount, you can convert your Policy into a Fixed Policy by transferring all Policy Value in the sub-accounts to the Fixed Account. The conversion will take effect at the end of the valuation period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate all future payments to the Fixed Account, unless you instruct us otherwise.

PAYMENTS

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. All payments after the initial payment are credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

You may establish a schedule of planned payments. If you do, we will bill you at regular intervals. Making planned payments will not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned payments. You may make unscheduled payments before the Final Payment Date or skip planned payments. If the Guaranteed Death Benefit Rider is in effect, there are certain minimum payment requirements.

The Policy does not limit payments as to frequency and number. As long as a payment does not increase the death benefit by more than the amount of the payment, additional payments may be made at any time before the Final Payment Date. However, you must provide evidence of insurability as a condition to our accepting any payment that would increase the Insurance Protection Amount (the death benefit less the Policy Value). If a payment would increase the Insurance Protection Amount, the Company will return the payment to you. The Company will not accept any additional payments which would increase the Insurance Protection Amount and shall not provide any additional death benefit until (1) evidence of insurability for the Insured has been received by the Company and (2) the Company has notified you that the Insured is in a satisfactory underwriting class. You may then make payments that increase the Insurance Protection Amount for 60 days (but not later than the Final Payment Date) following the date of such notification by the Company.

However, no payment may be less than $100 without our consent. You may choose a monthly automatic payment method of making payments. Under this method, each month we will deduct payments from your checking account and apply them to your Policy. The minimum automatic payment allowed is $50. Payments must be sufficient to provide a positive policy value (less Outstanding Loans) at the end of each Policy month or the Policy may lapse. See POLICY TERMINATION AND REINSTATEMENT.


During the first 48 Policy months following the Date of Issue or an increase in Face Amount, a guarantee may apply to prevent the Policy from lapsing. The guarantee will apply during this period if you make payments that, when reduced by policy loans, partial withdrawals and partial withdrawal costs, equal or exceed the required minimum monthly payments. The required minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. MAKING MONTHLY PAYMENTS EQUAL TO THE MINIMUM MONTHLY PAYMENTS DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE, EXCEPT AS STATED IN THIS PARAGRAPH.


Under Death Benefit Option 1 and Death Benefit Option 2, total payments may not exceed the current maximum payment limits under federal tax law. These limits will change with a change in Face Amount, underwriting reclassifications, the addition or deletion of a Rider, or a change between Death Benefit Option 1 and Death Benefit Option 2. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year. See POLICY TERMINATION AND REINSTATEMENT.

ALLOCATION OF NET PAYMENTS

The net payment equals the payment made less the payment expense charge. In the application or enrollment form for your Policy, you decide the initial allocation of the net payment among the Fixed Account and the sub-accounts. You may allocate payments to one or more of the sub-accounts. The minimum amount that you may allocate to a sub-account is 1.00% of the net payment. Allocation percentages must be in whole numbers (for example, 331/3% may not be chosen) and must total 100%.

You may change the allocation of future net payments by written request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application or enrollment form. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. The Company will employ reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone requests are tape-recorded.

An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.

The Policy Value in the sub-accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the death benefit. Please review your allocations of payments and Policy Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

Subject to our then current rules, you may transfer amounts among the sub-accounts or between a sub-account and the Fixed Account. (You may not transfer that portion of the Policy Value held in the Fixed Account that secures a Policy loan.) We will make transfers at your written request or telephone request, as described in THE POLICY -"Allocation of Net Payments." Transfers are effected at the value next computed after receipt of the transfer order.

Currently, the first 12 transfers in a Policy year are free. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but we guarantee the charge will never exceed $25. Any transfers made for a conversion privilege, Policy loan or material change in investment policy or under an automatic transfer option will not count toward the 12 free transfers.

Transfer Privileges Subject To Possible Limits
The transfer privilege is subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

     -   Minimum amount that may be transferred

     - Minimum amount that may remain in a sub-account following a transfer from that sub-account

     -   Minimum period between transfers involving the Fixed Account

     -   Maximum amounts that may be transferred from the Fixed Account

Transfers to and from the Fixed Account are currently permitted only if:

     - the amount transferred from the Fixed Account in each transfer may not exceed the lesser of $100,000 or 25% of the Policy Value .under the Policy.

     - You may make only one transfer involving the Fixed Account in each policy quarter

These rules are subject to change by the Company.

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION
You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the Money Market Fund of the Trust and the Fixed Account, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

     - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, quarterly, semi-annual or annual schedule. You may request the day of the month on which automatic transfers will occur (the "transfer date). If you do not choose a transfer date, the transfer date will be the 15th of the scheduled month. However, if the transfer date is not a business day, the automatic transfer will be processed on the next business day. Each automatic transfer is free, and will not reduce the remaining number of transfers that are free in a Policy year.

DEATH BENEFIT

GUIDELINE MINIMUM DEATH BENEFIT -- In order to qualify as "life insurance" under the Federal tax laws, this Policy must provide a Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be determined as of the date of death. If Death Benefit Option 1 or Death Benefit Option 2 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage factor for the Insured's attained age, as shown in the table in Appendix A. If Death Benefit Option 3 is in effect, the Guideline Minimum Death Benefit is obtained by multiplying the Policy Value by a percentage for the Insured's attained age, sex, and underwriting class, as set forth in the Policy.

The Guideline Minimum Death Benefit Table in Appendix A is used when Death Benefit Option 1 or Death Benefit Option 2 is in effect. The Guideline Minimum Death Benefit Table in Appendix A reflects the requirements of the "guideline premium/guideline death benefit" test set forth in the Federal tax laws. Guideline Minimum Death Benefit factors are set forth in the Policy when Death Benefit Option 3 is in effect. These factors reflect the requirements of the "cash value accumulation" test set forth in the Federal tax laws. The Guideline Minimum Death Benefit factors will be adjusted to conform to any changes in the tax laws. For more information, see ELECTION OF DEATH BENEFIT OPTIONS, below.

NET DEATH BENEFIT -- The Policy provides three death benefit options: The Death Benefit Option 1, Death Benefit Option 2, and Death Benefit Option 3 (for more information, see ELECTION OF DEATH BENEFIT OPTIONS). If the Policy is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit under the applicable death benefit option to the named beneficiary. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER POLICY PROVISIONS -- "Delay of Payments." The beneficiary may receive the Net Death Benefit in a lump sum or under a payment option. See APPENDIX C -- PAYMENT OPTIONS.

The Net Death Benefit depends on the current Face Amount and Death Benefit Option that is in effect on the date of death. Before the Final Payment Date, the Net Death Benefit is:

     - The death benefit provided under Death Benefit Option 1, Death Benefit Option 2, or Death Benefit Option 3, whichever is elected and in effect on the date of death, PLUS

     - Any other insurance on the Insured's life that is provided by Rider, MINUS

     - Any Outstanding Loan, any partial withdrawals, partial withdrawal costs, and due and unpaid monthly charges through the Policy month in which the Insured dies.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is not in effect, the Net Death Benefit is generally the greater of:



    - the Face Amount as of the Final Payment Date less any Outstanding Loan, any partial withdrawals and withdrawal charges; or

     - the Policy Value as of the date due proof of death is received by the Company


Where permitted by state law, we will compute the Net Death Benefit on

     - The date we receive due proof of the Insured's death under Death Benefit Option 2 OR

     -   The date of death for Death Benefit Options 1 and 3.

If required by state law, we will compute the Net Death Benefit on the date of death for Death Benefit Option 2 as well as for Death Benefit Options 1 and 3.

ELECTION OF DEATH BENEFIT OPTIONS

Federal tax law requires a Guideline Minimum Death Benefit in relation to Policy Value for a Contract to qualify as life insurance. Under current Federal tax law, either the Guideline Premium Test or the Cash Value Accumulation Test can be used to determine if the Contract complies with the definition of "life insurance" under the Code. At the time of application, you may elect either of the tests. If you elect the Guideline Premium Test, you will have the choice of electing Death Benefit Option 1 or Death Benefit Option 2. If you elect the Cash Value Accumulation Test, Death Benefit Option 3 will apply.

Guideline Premium Test and Cash Value Accumulation Test -- There are two main differences between the Guideline Premium Test and the Cash Value Accumulation Test. First, the Guideline Premium Test limits the amount of premium that may be paid into a Contract, while no such limits apply under the Cash Value Accumulation Test. Second, the factors that determine the Guideline Minimum Death Benefit relative to the Policy Value are different. APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING BETWEEN THE GUIDELINE PREMIUM TEST AND THE CASH VALUE ACCUMULATION TEST AND IN CHOOSING A DEATH BENEFIT OPTION.

The Guideline Premium Test limits the amount of premiums payable under a Contract to a certain amount for an Insured of a particular age, sex, and underwriting class. Under the Guideline Premium Test, you may choose between Death Benefit Option 1 or Death Benefit Option 2, as described below. After issuance of the Contract, you may change the selection from Death Benefit Option 1 to Death Benefit Option 2, or vice versa.

The Cash Value Accumulation Test requires that the Death Benefit must be sufficient so that the cash Surrender Value does not at any time exceed the net single premium required to fund the future benefits under the Contract. Under the Cash Value Accumulation Test, required increases in the Guideline Minimum Death Benefit (due to growth in Policy Value) will generally be greater than under the Guideline Premium Test. If you choose the Cash Value Accumulation Test, ONLY Death Benefit Option 3 is available. You may NOT switch between Death Benefit Option 3 to Death Benefit Option 1 or to Death Benefit Option 2, or vice versa.

DEATH BENEFIT OPTION 1 -- LEVEL DEATH BENEFIT WITH GUIDELINE PREMIUM TEST

Under Option 1, the Death Benefit is equal to the greater of the Face Amount or the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will remain level unless the Guideline Minimum Death Benefit is greater than the Face Amount. If the Guideline Minimum Death Benefit is greater than the Face Amount, the Death Benefit will vary as the Policy Value varies.

Death Benefit Option 1 will offer the best opportunity for the Policy Value to increase without increasing the Death Benefit as quickly as it might under the other options. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 2 -- ADJUSTABLE DEATH BENEFIT WITH GUIDELINE PREMIUM TEST

Under Option 2, the Death Benefit is equal to the greater of (1) the Face Amount plus the Policy Value or (2) the Guideline Minimum Death Benefit, as set forth in Table A in Appendix A. The Death Benefit will vary as the Policy Value changes, but will never be less than the Face Amount.

Death Benefit Option 2 will offer the best opportunity to have an increasing Death Benefit as early as possible. The Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. The Death Benefit will never go below the Face Amount.

DEATH BENEFIT OPTION 3 -- LEVEL DEATH BENEFIT WITH CASH VALUE ACCUMULATION TEST

Under Option 3, the Death Benefit will equal the greater of (1) the Face Amount or (2) the Policy Value multiplied by the applicable factor as set forth in the Policy. The applicable factor depends upon the Underwriting Class, sex (unisex if required by law), and then-attained age of the Insured. The factors decrease slightly from year to year as the attained age of the Insured increases.

Death Benefit Option 3 will offer the best opportunity for an increasing death benefit in later Policy years and/ or to fund the Policy at the "seven-pay" limit for the full seven years. When the Policy Value multiplied by the applicable death benefit factor exceeds the Face Amount, the Death Benefit will increase whenever there is an increase in the Policy Value, and will decrease whenever there is a decrease in the Policy Value. However, the Death Benefit will never go below the Face Amount.

ALL DEATH BENEFIT OPTIONS MAY NOT BE AVAILABLE IN ALL STATES.

ILLUSTRATIONS
For the purposes of the following illustrations, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

ILLUSTRATION OF DEATH BENEFIT OPTION 1 -- Under Option 1, a Policy with a $100,000 Face Amount will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 250% of Policy Value (from Appendix A), if the Policy Value exceeds $40,000 the death benefit will exceed the $100,000 Face Amount. In this example, each dollar of Policy Value above $40,000 will increase the death benefit by $2.50.

For example, a Policy with a Policy Value of

     - $50,000 will have a Guideline Minimum Death Benefit of $125,000 (e.g., $50,000 X 2.50);

     - $60,000 will produce a Guideline Minimum Death Benefit of $150,000 (e.g., $60,000 X 2.50)

     - $75,000 will produce a Guideline Minimum Death Benefit of $187,500 (e.g., $75,000 X 2.50).

Similarly, if Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $150,000 to $125,000. However, the death benefit will never be less than the Face Amount of the Policy.

The Guideline Minimum Death Benefit Factor becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 185%. The death benefit would be greater than $100,000 Face Amount when the Policy Value exceeds $54,054 (rather than $40,000), and each dollar then added to or taken from Policy Value would change the death benefit by $1.85.

ILLUSTRATION OF DEATH BENEFIT OPTION 2 -- Under Option 2, assume that the Insured is under the age of 40 and that there is no Outstanding Loan. The Face Amount of the Policy is $100,000.

Under Death Benefit Option 2, a Policy with a Face Amount of $100,000 will produce a death benefit of $100,000 plus Policy Value. For example, a Policy with Policy Value of

     -   $10,000 will produce a death benefit of $110,000 (e.g., $100,000 +
         $10,000);

     -   $25,000 will produce a death benefit of $125,000 (e.g., $100,000
         +$25,000);

     -   $50,000 will produce a death benefit of $150,000 (e.g., $100,000 +
         $50,000).

However, the Guideline Minimum Death Benefit must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $66,667, 250% of the Policy Value will be Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit will be greater than the Face Amount plus Policy Value. In this example, each dollar of Policy Value above $66,667 will increase the death benefit by $2.50. For example, if the Policy Value is

     - $70,000, the Guideline Minimum Death Benefit will be $175,000 (e.g., $70,000 X 2.50);

     - $80,000, the Guideline Minimum Death Benefit will be $200,000 (e.g., $80,000 X 2.50);

     - $90,000, the Guideline Minimum Death Benefit will be $225,000 (e.g., $90,000 X 2.50).

Similarly, if Policy Value exceeds $66,667, each dollar taken out of Policy Value will reduce the death benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $70,000 because of partial withdrawals, charges or negative investment performance, the death benefit will be reduced from $200,000 to $175,000. If, however, the Policy Value TIMES

     -   The Guideline Minimum Death Benefit factor is LESS THAN

     -   The Face Amount PLUS Policy Value, THEN

     -   The death benefit will be the Face Amount PLUS Policy Value.

The Guideline Minimum Death Benefit factor becomes lower as the Insured's age increases. If the Insured's age in the above example were 50, the death benefit must be at least 185% of the Policy Value. The death benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,667). Each dollar added to or subtracted from the Policy would change the death benefit by $1.85.

ILLUSTRATION OF DEATH BENEFIT OPTION 3 -- In this illustration, assume that the insured is a male, age 35, preferred non-smoker and that there is no Outstanding Loan.

Under Death Benefit Option 3, a Policy with a Face Amount of $100,000 will have a death benefit of $100,000. However, because the death benefit must be equal to or greater than 437% of policy value (in policy year 1), if the Policy Value exceeds $22,883 the death benefit will exceed the $100,000 face amount. In this example, each dollar of Policy Value above $22,883 will increase the death benefit by $4.37.

For example, a Policy with a Policy Value of:

     -   $50,000 will have a Death Benefit of $218,500 ($50,000 x 4.37);

     -   $60,000 will produce a Death Benefit of $262,200 ($60,000 x 4.37);

     -   $75,000 will produce a Death Benefit of $327,750 ($75,000 x 4.37).

Similarly, if Policy Value exceeds $22,883, each dollar taken out of policy value will reduce the death benefit by $4.37. If, for example, the policy value is reduced from $60,000 to $50,000 because of partial withdrawals, charges, or negative investment performance, the death benefit will be reduced from $262,200 to $218,500. If, however, the product of the Policy Value times the applicable percentage is less than the face amount, the death benefit will equal the face amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than 35), the applicable percentage would be 270% (in policy year 1).

The death benefit would not exceed the $100,000 face amount unless the Policy Value exceeded $37,037 (rather than $22,883), and each dollar then added to or taken from policy value would change the death benefit by $2.70.

CHANGING BETWEEN DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2

You may change between Death Benefit Option 1 and Death Benefit Option 2 once each Policy year by written request. (YOU MAY NOT CHANGE BETWEEN DEATH BENEFIT OPTION 3 TO DEATH BENEFIT OPTION 1 OR TO DEATH BENEFIT OPTION 2, OR VICE VERSA). Changing options may require evidence of insurability. The change takes effect on the monthly processing date on or following the date of underwriting approval. We will impose no charge for changes in death benefit options.

Change from Death Benefit Option 1 to Death Benefit Option 2 -- If you change Death Benefit Option 1 to Death Benefit Option 2, we will decrease the Face Amount to equal:

     -   The death benefit MINUS

     -   The Policy Value on the date of the change

The change may not be made if the Face Amount would fall below $50,000. After the change from Death Benefit Option 1 to Death Benefit Option 2, future Monthly Insurance Protection charges may be higher or lower than if no change in option had been made. However, the insurance protection amount will always equal the Face Amount, unless the Guideline Minimum Death Benefit applies.

CHANGE FROM DEATH BENEFIT OPTION 2 TO DEATH BENEFIT OPTION 1 -- If you change Death Benefit Option 2 to Death Benefit Option 1, we will increase the Face Amount by the Policy Value on the date of the change. The death benefit will be the GREATER of:

     -   The new Face Amount or

     -   The Guideline Minimum Death Benefit under Death Benefit Option 1

After the change from Death Benefit Option 2 to Death Benefit Option 1, an increase in Policy Value will reduce the insurance protection amount and the Monthly Insurance Protection charge. A decrease in Policy Value will increase the insurance protection amount and the Monthly Insurance Protection charge.

A change in death benefit option may result in total payments exceeding the then current maximum payment limitation under federal tax law. Where total payments would exceed the current maximum payment limits, the excess first will be applied to repay any Outstanding Loans. If there are remaining excess payments, any such excess payments will be returned to you. However, we will accept a payment needed to prevent Policy lapse during a Policy year.

A change from Death Benefit Option 2 to Death Benefit Option 1 within five policy years of the Final Payment Date will terminate a Guaranteed Death Benefit Rider.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES)

An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this Rider is in effect, the Company:

     - guarantees that your Policy will not lapse regardless of the investment performance of the Variable Account and

     -   provides a guaranteed Net Death Benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 will be deducted from Policy

Value when the Rider is elected. Certain transactions, including policy loans, partial withdrawals, underwriting reclassifications, change in face amount, and change in Death benefit Option, can result in the termination of the Rider. If this Rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS
While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any Outstanding Loans, partial withdrawals and withdrawal charges, must be greater than the minimum monthly payment multiplied by the number of months which have elapsed since the relevant Date of Issue; and

2. On each Policy anniversary, (a) must exceed (b), where, since the Date of Issue:

      (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and Outstanding Loans, which is classified as a preferred loan; and

      (b) is the sum of the minimum Guaranteed Death Benefit premiums, as shown on the specifications page of the Policy.

GUARANTEED DEATH BENEFIT
If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, a guaranteed Death Benefit will be provided as long as the Rider is in force. The Death Benefit will be the greater of:

     -   the Face Amount as of the Final Premium Payment Date; or

     - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER
The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

     -   foreclosure of an Outstanding Loan; or

     - the date on which the sum of your payments less withdrawals and loans does not meet or exceed the applicable Guaranteed Death Benefit test (above); or

     - any Policy change that results in a negative guideline level premium; or

     - the effective date of a change from Death Benefit Option 2 to Death Benefit Option 1, if such changes occur within 5 policy years of the Final Payment Date; or

     - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates.

CHANGE IN FACE AMOUNT

You may increase or decrease the Face Amount by written request. An increase or decrease in the Face Amount takes effect on the LATER of the:

     - The monthly processing date on or next following date of receipt of your written request or

     - The date of approval of your written request, if evidence of insurability is required

INCREASES -- You must submit with your written request for an increase satisfactory evidence of insurability. The consent of the Insured is also required whenever the Face Amount is increased. An increase in Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches age 85. A written request for an increase must include a payment if the policy value less debt is less than the sum of three minimum monthly payments

We will also compute a new surrender charge based on the amount of the increase. An increase in the Face Amount will increase the insurance protection amount and, therefore, the Monthly Insurance Protection charges. After increasing the Face Amount, you will have the right, during a free-look period, to have the increase canceled. See THE POLICY -- "Free-Look Period." If you exercise this right, we will credit to your Policy the charges deducted for the increase, unless you request a refund of these charges.

DECREASES-- You may decrease the Face Amount by written request. The minimum amount for a decrease in Face Amount is $10,000. The minimum Face Amount required after a decrease is $50,000. If

     - you have chosen the Guideline Premium Test and the Policy would not comply with the maximum payment limitations under federal tax law; and

     - If you have previously made payments in excess of the amount allowed for the lower Face Amount, then the excess payments will first be used to repay Outstanding Loans, if any. If there are any remaining excess payments, we will pay any such excess to you. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will lower the insurance protection amount and, therefore, the Monthly Insurance Protection charge. In computing the Monthly Insurance Protection charge, a decrease in the Face Amount will reduce the Face Amount in the following order:

     -   the Face Amount provided by the most recent increase;

     -   the next most recent increases successively; and

     -   the initial Face Amount

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

On a decrease in the Face Amount, we will deduct from the Policy Value, if applicable, any surrender charge. You may allocate the deduction to one sub-account. If you make no allocation, we will make a pro-rata allocation. We will reduce the surrender charge by the amount of any surrender charge deducted.

POLICY VALUE

The Policy Value is the total value of your Policy. It is the SUM of:

     -   Your accumulation in the Fixed Account PLUS

     -   The value of your units in the sub-accounts

There is no guaranteed minimum Policy Value. Policy Value on any date depends on variables that cannot be predetermined.

Your Policy Value is affected by the:

     -   Frequency and amount of your net payments

     -   Interest credited in the Fixed Account

     -   Investment performance of your sub-accounts

     -   Partial withdrawals

     -   Loans, loan repayments and loan interest paid or credited

     -   Charges and deductions under the Policy

     -   Death Benefit Option

COMPUTING POLICY VALUE -- We compute the Policy Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Policy Value is:

     -   Accumulations in the Fixed Account, MINUS

     -   The Monthly Deductions due

On each Valuation Date after the Date of Issue, the Policy Value is the SUM of:

     -   Accumulations in the Fixed Account PLUS

     -   The SUM of the PRODUCTS of:

           -   The number of units in each sub-account TIMES

           -   The value of a unit in each sub-account on the Valuation Date

The Unit -- We allocate each net payment to the sub-accounts you selected. We credit allocations to the sub-accounts as units. Units are credited separately for each sub-account.

The number of units of each sub-account credited to the Policy is the QUOTIENT of:

     -   That part of the net payment allocated to the sub-account DIVIDED BY

     - The dollar value of a unit on the Valuation Date the payment is received at our Principal Office.

The number of units will remain fixed unless changed by a split of unit value, transfer, partial withdrawal or surrender. Also, each deduction of charges from a sub-account will result in cancellation of units equal in value to the amount deducted.

The dollar value of a unit of a sub-account varies from Valuation Date to Valuation Date based on the investment experience of that sub-account. This investment experience reflects the investment performance, expenses and charges of the fund in which the sub-account invests. The value of each unit was set at $1.00 on the first Valuation Date of each sub-account. The value of a unit on any Valuation Date is the PRODUCT of:

     -   The dollar value of the unit on the preceding Valuation Date TIMES

     -   The net investment factor

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

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a sub-account during the valuation period just ended. The net investment factor for each sub-account is 1.0000 PLUS the QUOTIENT of:

     - The investment income of that sub-account for the valuation period, adjusted for realized and unrealized capital gains and losses and for taxes during the valuation period, DIVIDED BY

     - The value of that sub-account's assets at the beginning of the valuation period

The net investment factor may be greater or less than one.






PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Policy is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add optional insurance benefits to the Policy by Rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS. The cost of certain optional insurance benefits becomes part of the Monthly Deduction.

SURRENDER

You may surrender the Policy and receive its surrender value. The surrender value is:

     -   The Policy Value MINUS

     -   Any Outstanding Loan and surrender charges

We will compute the surrender value on the Valuation Date on which we receive the Policy with a written request for surrender. We will deduct a surrender charge if you surrender the Policy within 10 full Policy years of the Date of Issue or increase in Face Amount. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The surrender value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the surrender value within seven days following our receipt of written request. We may delay benefit payments under the circumstances described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

After the first Policy year, you may withdraw part of the surrender value of your Policy on written request. Your written request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the sub-accounts and the Fixed Account. If you do not provide allocation instructions, we will make a pro-rata allocation. Each partial withdrawal must be at least $500. Under both Level Death Benefit Options, the Face Amount is reduced by the partial withdrawal. We will not allow a partial withdrawal if it would reduce Death Benefit Option 1 and 3 Face Amount below $40,000. On a partial withdrawal from a sub-account, we will cancel the number of units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs. See CHARGES AND DEDUCTIONS --"Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of written request. We may delay payment as described in OTHER POLICY PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose certain options under the Policy.


The Policy may be issued with a Term Rider. Depending on your circumstances, it may be less costly to purchase more insurance coverage under the Term Rider than under the Policy. The current cost of insurance charges for the insurance coverage provided by the Tem Rider are equal to or lower than for the insurance coverage provided under the Policy. In addition, while there will be a Monthly Rider Charge for the Term Rider, other charges under the Monthly Deduction will not apply to insurance coverage provided by the Term Rider.


No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application is within the following class of individuals:

         All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); directors of First Allmerica and its affiliates and subsidiaries; all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Policies and any spouses of the above persons or any children of the above persons.

DEDUCTIONS FROM PAYMENTS

From each payment, we will deduct a Payment Expense Charge of 6.35%, which is composed of the following:

     -   Premium tax charge of 2.35% currently

     -   Deferred Acquisition Costs ("DAC tax") charge of 1.0%

     -   Front-End Sales Load charge of 3.0%

The 2.35% premium tax charge approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.00%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction. The 1.00% DAC tax deduction helps reimburse us for approximate expenses incurred from federal taxes for deferred acquisition costs ("DAC taxes") of the Policies. We deduct the 3.00% Front-End Sales Load charge from each payment to partially compensate us for Policy sales expenses.

We reserve the right to increase or decrease the premium tax deduction or DAC tax deduction to reflect changes in our expenses for premium taxes or DAC taxes. The 3.0% Front-End Sales Load charge will not change, even if sales expenses change.

MONTHLY CHARGES (THE MONTHLY DEDUCTION)

On each monthly processing date, we will deduct certain monthly charges (the "Monthly Deduction") from Policy Value. You may allocate the Monthly Deduction to any number of sub-accounts. If you make no allocation, we will make a pro-rata allocation. If the sub-accounts you chose do not have sufficient funds to cover the Monthly Deduction, we will make a pro-rata allocation.

The following charges comprise the Monthly Deduction:

     - MONTHLY INSURANCE PROTECTION CHARGE -- Before the Final Payment Date, we will deduct a Monthly Insurance Protection charge from your Policy Value. This charge is the cost for insurance protection under the Policy. We deduct the Monthly Insurance Protection charge on each monthly processing date starting with the Date of Issue. We will deduct no Monthly Insurance Protection charges on or after the Final Payment Date.

     - MONTHLY EXPENSE CHARGE -- The Monthly Expense Charge will be charged on the monthly processing date for the first ten years after issue or an increase in Face Amount. This charge reimburses the Company for underwriting and acquisition costs. The charge is equal to a specified amount that varies with the age, sex, and underwriting class of the Insured for each $1,000 of the Policy's Face Amount. The Maximum Monthly Expense Charge is $0.88 per $1,000 of Face Amount for a Male Smoker, Age 65. See Appendix G.

     - MONTHLY ADMINISTRATION FEE -- A deduction of $7.50 will be taken from the Policy Value on each monthly processing date up to the Final Payment Date to reimburse the Company for expenses related to issuance and maintenance of the Contract.

     - MONTHLY MORTALITY AND EXPENSE RISK CHARGE -- This charge is currently equal to an annual rate of 0.35% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.05% for Policy Year 11 and later. The charge is based on the Policy Value in the sub-accounts as of the prior Monthly Processing Date. The Company may increase this charge, subject to state and federal law, to an annual rate of 0.60% of the Policy Value in each sub-account for the first 10 Policy years and an annual rate of 0.30% for Policy Year 11 and later. The charge will continue to be assessed after the Final Payment Date.

         This charge compensates us for assuming mortality and expense risks for variable interests in the Policies. The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Policies will exceed those compensated by the administrative charges in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

     - MONTHLY RIDER CHARGES -- RIDER CHARGES WILL VARY DEPENDING UPON THE RIDERS SELECTED, AND BY THE SEX, UNDERWRITING CLASSIFICATION OF THE INSURED.

COMPUTING INSURANCE PROTECTION CHARGES

We designed the Monthly Insurance Protection charge to compensate us for the anticipated cost of paying Net Death Benefits under the Policies. The charge is computed monthly. Monthly Insurance Protection charges can vary depending upon the Death Benefit Option you select. Monthly Insurance Protection Charges will also be different for the initial Face Amount, any increases in Face Amount, and for that part of the death benefit subject to the Guideline Minimum Death Benefit.

DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 3

INITIAL FACE AMOUNT -- For the initial Face Amount under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge is the PRODUCT of:

     -   the insurance protection rate TIMES

     -   the DIFFERENCE between

           -   the initial Face Amount AND

           - the Policy Value (MINUS any Rider charges) at the beginning of the Policy month.

Under Death Benefit Option 1 and Death Benefit Option 3, the Monthly Insurance Protection charge decreases as the Policy Value increases (if the Guideline Minimum Death Benefit is not in effect).

Increases in Face Amount. For each increase in Face Amount under Death Benefit Option 1 or Death Benefit Option 3, the Monthly Insurance Protection charge is the PRODUCT of:


     -   the insurance protection rate for the increase TIMES

     -   the DIFFERENCE between

     -   the increase in Face Amount AND

     - any Policy Value (MINUS any Rider charges) IN EXCESS OF than the initial Face Amount at the beginning of the Policy month and not allocated to a prior increase.

GUIDELINE MINIMUM DEATH BENEFIT -- If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 1 or Death Benefit Option 3, this Monthly Insurance Protection charge is the PRODUCT of:

     -   the insurance protection rate for the initial Face Amount TIMES

     -   the DIFFERENCE between

           -   the Guideline Minimum Death Benefit AND

           -   the GREATER of the Face Amount or the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY--"CHANGE IN FACE AMOUNT: DECREASES"

DEATH BENEFIT OPTION 2

INITIAL FACE AMOUNT -- For the initial Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the PRODUCT of:

     -   the insurance protection rate TIMES

     -   the initial Face Amount.

INCREASES IN FACE AMOUNT -- For each increase in Face Amount under Death Benefit Option 2, the Monthly Insurance Protection charge is the PRODUCT of:

     -   the insurance protection rate for the increase TIMES

     -   the increase in Face Amount.

GUIDELINE MINIMUM DEATH BENEFIT -- If the Guideline Minimum Death Benefit is in effect, we will compute a Monthly Insurance Protection charge for that part of the death benefit subject to the Guideline Minimum Death Benefit that exceeds the current death benefit not subject to the Guideline Minimum Death Benefit. Under Death Benefit Option 2, this Monthly Insurance Protection charge is the PRODUCT of:

     -   the insurance protection rate for the initial Face Amount TIMES

     -   the DIFFERENCE between

           -   the Guideline Minimum Death Benefit AND

           -   the Face Amount PLUS the Policy Value.

We will adjust the Monthly Insurance Protection charge for any decreases in Face Amount. See THE POLICY -- "CHANGE IN FACE AMOUNT: DECREASES"

INSURANCE PROTECTION CHARGES -- We base insurance protection rates on the:

     -   Male, female or blended unisex rate table

     -   Age and underwriting class of the Insured

     -   Effective date of an increase or date of any Rider

For unisex Policies, sex-distinct rates do not apply. For the initial Face Amount, the insurance protection rates are based on your age at the beginning of each Policy year. For an increase in Face Amount or for a Rider, the insurance protection rates are based on your age on each anniversary of the effective date of the increase or Rider. We base the current insurance protection rates on our expectations as to future mortality experience. Rates will not, however, be greater than the guaranteed insurance protection rates set forth in the Policy. These guaranteed rates will never exceed on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the insurance protection rates will apply to all Insureds of the same age, sex and underwriting class whose Policies have been in force for the same period.

The underwriting class of an Insured will affect the insurance protection rates. We currently place Insureds into preferred underwriting classes, standard underwriting classes and non-standard underwriting classes. The underwriting classes are also divided into two categories: smokers and non-smokers. We will place an Insured under age 18 at the Date of Issue in a standard or non-standard underwriting class. We will then classify the Insured as a smoker at age 18 unless we receive satisfactory evidence that the Insured is a non-smoker. Prior to the Insured's age 18, we will give you notice of how the Insured may be classified as a non-smoker.

We compute the insurance protection rate separately for the initial Face Amount and for any increase in Face Amount. However, if the Insured's underwriting class improves on an increase, the lower insurance protection rate will apply to the total Face Amount.

FUND EXPENSES


The value of the units of the sub-accounts will reflect the investment advisory fee and other expenses of the funds whose shares the sub-accounts purchase. The prospectuses and statements of additional information of the Trust, AVIF, Alliance, Deutsche VIT, Fidelity VIP, Fidelity VIP II, Fidelity VIP III, FT VIP, INVESCO VIF, Janus Aspen, SVS, Pioneer VCT and T. Rowe Price contain more information concerning the fees and expenses.


No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the sub-accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A surrender charge may apply only on a full surrender or decrease in Face Amount of the Policy within ten years of the Date of Issue or of an increase in Face Amount. We compute the surrender charge on Date of Issue and on any increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy's Face Amount or increase in Face Amount. SEE APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

For the purposes of calculating the surrender charge, the factors used to compute the maximum surrender charges vary with the sex (Male, Female, or Unisex), underwriting class (Smoker or Nonsmoker), and age of the Insured. The maximum surrender charge, per $1,000 of original Face Amount, is $53.43 for a female non-smoker, age 66. Under a $100,000 Policy for this individual, the maximum surrender charge would be equal to $5,343 (53.43 x 100). If the Policy is surrendered during the first Policy year, the surrender charge would be equal to the maximum of $5,343. However, the surrender charge decreases by 1/9th each Policy year. For example, if this Policy is surrendered during the sixth Policy year, the surrender charge would be $2,375. For more information, see APPENDIX E -- CALCULATION OF MAXIMUM SURRENDER CHARGES.

If more than one surrender charge is in effect because of one or more increases in Face Amount, we will apply the surrender charges in "inverse order." This means we will apply surrender and partial withdrawal charges (described below) in this order:

     -   First, the most recent increase

     -   Second, the next most recent increases

     -   Third, the initial Face Amount.

A surrender charge may be deducted on a decrease in the Face Amount. On a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. The fraction is the PRODUCT of:

     -   the decrease DIVIDED by the current Face Amount TIMES

     -   the surrender charge

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, we will deduct a proportionate share of the surrender charge for that increase or for the initial Face Amount.

The surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, Policy administration, and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

PARTIAL WITHDRAWAL COSTS

For each partial withdrawal, we deduct a transaction fee of 2% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

A partial withdrawal charge may also be deducted from Policy Value. However, in an Policy year, you may withdraw, without a partial withdrawal charge, up to:

     -   10% of the Policy Value MINUS

     - the total of any prior free withdrawals in the same Policy year ("Free 10% Withdrawal").

The right to make the Free 10% Withdrawal is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in the second Policy year, the amount you could withdraw in future Policy years would not be increased by the amount you did not withdraw in the second Policy year.

We impose the partial withdrawal charge on any withdrawal greater than the Free 10% Withdrawal. The charge is 5.0% of the excess withdrawal, up to the amount of the outstanding surrender charge. We will reduce the Policy's outstanding surrender charge by the amount of the partial withdrawal charge. The partial withdrawal charge deducted will decrease existing surrender charges in "inverse order," as described above under "Surrender Charge." If no surrender charge applies to the Policy at the time of the withdrawal, no partial withdrawal charge will apply.

TRANSFER CHARGES

Currently, the first 12 transfers in a Policy year are free. We reserve the right to limit the number of free transfers in a Policy year to six. After that, we will deduct a $10 transfer charge from amounts transferred in that Policy year. We reserve the right to increase the charge, but it will never exceed $25. This charge reimburses us for the administrative costs of processing the transfer.

Each of the following transfers of Policy Value from the sub-accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Policy year:

     - A conversion within the first 24 months from Date of Issue or increase

     -   A transfer to the Fixed Account to secure a loan

     -   A reallocation of Policy Value within 20 days of the Date of Issue

     -   Dollar-Cost Averaging Option and Automatic Rebalancing Option

OTHER ADMINISTRATIVE CHARGES

We reserve the right to charge for other administrative costs we incur. While there are no current charges for these costs, we may impose a charge for:

     -   Changing net payment allocation instructions

     - Changing the allocation of Monthly Insurance Protection charges among the various sub-accounts and the Fixed Account

     -   Providing a projection of values

We do not currently charge for these costs. Any future charge is guaranteed not to exceed $25 per transaction.



                                  POLICY LOANS


You may borrow money secured by your Policy Value at any time. There is no minimum loan amount. The total amount you may borrow, including any Outstanding Loan, is the loan value. The loan value is the Policy Value minus any surrender charges.


We will usually pay the loan within seven days after we receive the written request. We may delay the payment of loans as stated in OTHER POLICY PROVISIONS -- "Delay of Payments."

We will allocate the loan among the sub-accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a pro-rata allocation. We will transfer Policy Value in each sub-account equal to the Policy loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual interest rate charged by the Company is 4.80%. The current annual rate of interest charged on loans may change, but is guaranteed not to exceed 6.00%.

PREFERRED LOAN OPTION

The preferred loan option is automatically available to you, unless you request otherwise. You may change a preferred loan to a non-preferred loan at any time upon written request. A request for a preferred loan after the Final Payment Date will terminate the optional Guaranteed Death Benefit Rider. Any part of the Outstanding Loan that represents earnings under the Policy may be treated as a preferred loan. There is some uncertainty as to the tax treatment of a preferred loan, which may be treated as a taxable distribution from the Policy. You should consult a qualified tax adviser (and see FEDERAL TAX CONSIDERATIONS).

Policy Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%. NO OTHER INTEREST WILL BE CREDITED. The loan interest rate charged by the Company accrues daily. The current annual loan interest rate charged by the Company for Preferred Loans is 4.00%. The current annual rate of interest charged on preferred loans may change, but is guaranteed not to exceed 4.50%.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Policy lapse. We will allocate that part of the Policy Value in the Fixed Account that secured a repaid loan to the sub-accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Policy Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Policy Value previously transferred from the Variable Account to secure the Outstanding Loan.

If the Outstanding Loan exceeds the amount needed to pay the policy value less the next monthly deductions, the Policy will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value. See POLICY TERMINATION AND REINSTATEMENT. The foreclosure of an Outstanding Loan will terminate the optional Guaranteed Death Benefit Rider.

EFFECT OF POLICY LOANS

Policy loans will permanently affect the Policy Value and surrender value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the sub-accounts is less than or greater than the interest credited to the Policy Value in the Fixed Account that secures the loan.

We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from surrender.

                      POLICY TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Policy will terminate if:

     - Policy Value is insufficient to cover the next Monthly Deduction plus loan interest accrued or

     - Outstanding Loans exceed the Policy Value

If one of these situations occurs, the Policy will be in default. You will then have a grace period of 62 days, measured from the date of default, to pay a premium sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the premium due and the date by which it must be paid.

Failure to pay a sufficient premium within the grace period will result in Policy termination. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any monthly charges due and unpaid through the Policy month in which the Insured dies and any other overdue charge.

During the first 48 Policy months following the Date of Issue or an increase in the Face Amount, a guarantee may apply to prevent the Policy from terminating because of insufficient Policy value. This guarantee applies if, during this period, you pay premiums that, when reduced by partial withdrawals and partial withdrawal costs, equal or exceed specified minimum monthly payments. The specified minimum monthly payments are based on the number of months the Policy, increase in Face Amount or policy change that causes a change in the minimum monthly payment has been in force. A policy change that causes a change in the minimum monthly payment is a change in the Face Amount, underwriting reclassifications, or the addition or deletion of a Rider. Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the minimum monthly payment do not guarantee that the Policy will remain in force.

If the optional Guaranteed Death Benefit Rider is in effect, the Policy will not lapse regardless of the investment performance of the Variable Account. See "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Policy may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the monthly processing date following the date you submit to us:

     -   Written application for reinstatement

     - Evidence of insurability showing that the Insured is insurable according to our underwriting rules and

     - A payment that, after the deduction of the payment expense charge, is large enough to cover the minimum amount payable

Policies which have been surrendered may not be reinstated.

MINIMUM AMOUNT PAYABLE -- If reinstatement is requested when less than 48 Monthly Deductions have been paid since the Date of Issue or increase in the Face Amount, you must pay for the lesser of three minimum monthly premiums and three Monthly Deductions.

If you request reinstatement more than 48 Monthly Processing Dates from the Date of Issue or increase in the Face Amount, you must pay 3 monthly deductions.

SURRENDER CHARGE -- The surrender charge on the date of reinstatement is the surrender charge that was in effect on the date of termination.

POLICY VALUE ON REINSTATEMENT -- The Policy Value on the date of reinstatement is:

     - The net payment made to reinstate the Policy and interest earned from the date the payment was received at our Principal Office PLUS

     - The Policy Value less any Outstanding Loan on the date of default (not to exceed the surrender charge on the date of reinstatement) MINUS

     -   The Monthly Deductions due on the date of reinstatement

You may reinstate any Outstanding Loan.

                             OTHER POLICY PROVISIONS

POLICY OWNER

The Policy Owner is the Insured unless another Policy owner has been named in the application or enrollment form. As Policy owner, you are entitled to exercise all rights under your Policy while the Insured is alive, with the consent of any irrevocable beneficiary. The consent of the Insured is required whenever the Face Amount is increased.

BENEFICIARY

The beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Policy, the beneficiary has no rights in the Policy before the Insured dies. While the Insured is alive, you may change the beneficiary, unless you have declared the beneficiary to be irrevocable. If no beneficiary is alive when the Insured dies, the Policy owner (or the Policy owner's estate) will be the beneficiary. If more than one beneficiary is alive when the Insured dies, we will pay each beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one beneficiary, the interest of a beneficiary who dies before the Insured will pass to surviving beneficiaries proportionally.

ASSIGNMENT

You may assign a Policy as collateral or make an absolute assignment. All Policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING POLICY PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE POLICY

We cannot challenge the validity of your Policy if the Insured was alive after the Policy had been in force for two years from the Date of Issue. Also, we cannot challenge the validity of any increase in the Face Amount if the Insured was alive after the increase was in force for two years from the effective date of the increase.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, we will pay the beneficiary all payments made for the Policy, without interest, less any Outstanding Loan and partial withdrawals. If the Insured commits suicide, while sane or insane, within two years from any increase in Face Amount, we will not recognize the increase. We will pay to the beneficiary the Monthly Insurance Protection charges plus monthly expense charges paid for the increase.

MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex is not correctly stated in the Policy application or enrollment form, we will adjust benefits under the Policy to reflect the correct age and sex. The adjusted benefit will be the benefit that the most recent Monthly Insurance Protection charge would have purchased for the correct age and sex.

We will not reduce the death benefit to less than the Guideline Minimum Death Benefit. For a unisex Policy, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Policy loans and transfers may be postponed whenever:

     - The New York Stock Exchange is closed other than customary weekend and holiday closings

     -   The SEC restricts trading on the New York Stock Exchange

     - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets

We may delay paying any amounts derived from payments you made by check until the check has cleared your bank.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Policy owner is a corporation or the trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes respecting the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE POLICIES

We believe that the Policies described in this Prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the Policy Value to the death benefit. So long as the Policies are life insurance contracts, the Net Death Benefits of the Policies are excludable from the gross income of the beneficiaries. Also, any increase in Policy Value is not taxable until received by you or your designee (but see "Modified Endowment Policies").

Federal tax law requires that the investment of each sub-account funding the Policies be adequately diversified according to Treasury regulations. Although we do not have control over the investments of the funds, we believe that the funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Policy owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Policies or our administrative rules may be modified as necessary to prevent a Policy owner from being considered the owner of the assets of the Variable Account.

A surrender, partial withdrawal, change in Death Benefit Option, change in the Face Amount, lapse with Policy loan outstanding, or assignment of the Policy may have tax consequences. Within the first fifteen Policy years, a distribution of cash required under Section 7702 of the Code because of a reduction of benefits under the Policy will be taxed to the Policy owner as ordinary income respecting any investment earnings. Federal, state and local income, estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, policy owner or beneficiary.

POLICY LOANS

We believe that non-preferred loans received under the Policy will be treated as an indebtedness of the Policy Owner for federal income tax purposes. Under current law, these loans will not constitute income for the Policy Owner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the Internal Revenue Service ("IRS") as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. Generally, no tax deduction for interest is allowed on Policy loans, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation or (b) 20 individuals.

MODIFIED ENDOWMENT POLICIES

The Technical and Miscellaneous Revenue Act of 1988 ("1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." Under the 1988 Act, a Policy may be considered a "modified endowment contract" if:

Total payments during the first seven Policy years (or within seven years of a material change in the Policy) EXCEED

     - The total net level payments payable had the Policy provided for paid-up future benefits after making seven level annual payments.

In addition, if benefits are reduced at anytime during the life of the policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the surrender value exceeds the policy owner's investment in the Policy. Any other amounts will be treated as a return of capital up to the Policy Owner's basis in the Policy. A 10% additional tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

     -   Made after the taxpayer becomes disabled,

     -   Made after the taxpayer attains age 59 1/2, or

     - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

All modified endowment contracts issued by the same insurance company to the same policy owner during any calendar year will be treated as a single modified endowment contract in computing taxable distributions.

Currently, we review each Policy when payments are received to determine if the payment will render the Policy a modified endowment contract. If a payment would so render the Policy, we will notify you of the option of requesting a refund of the excess payment. The refund process must be completed within 60 days after the Policy anniversary or the Policy will be permanently classified as a modified endowment contract.

                                  VOTING RIGHTS

Where the law requires, we will vote fund shares that each sub-account holds according to instructions received from Policy Owners with Policy Value in the sub-account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Policies, we reserve the right to do so.

We will provide each person having a voting interest in a fund with proxy materials and voting instructions. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote in the same proportion our shares held in the Variable Account that does not relate to the Policies.

We will compute the number of votes that a Policy owner has the right to instruct on the record date established for the fund. This number is the quotient of:

     -   Each Policy Owner's Policy Value in the sub-account divided by

     - The net asset value of one share in the fund in which the assets of the sub-account are invested

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME AND POSITION WITH COMPANY                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------                     ----------------------------------------------
Bruce C. Anderson                                  Director (since 1996), Vice President (since 1984) and
    Director                                       Assistant Secretary (since 1992) of First Allmerica

Warren E. Barnes                                   Vice President (since 1996) and Corporate Controller (since
    Vice President and Corporate Controller        1998) of First Allmerica

Mark R. Colborn                                    Director (since 2000) and Vice President (since 1992) of First
    Director and Vice President                    Allmerica

Charles F. Cronin                                  Secretary  and Counsel (since 2000) of First Allmerica; Counsel (since
  Secretary and Counsel                             1996) of First Allmerica; Attorney (1991-1996) of Nutter, McClennen &
                                                    Fish

J. Kendall Huber                                   Director, Vice President and General Counsel of First
    Director, Vice President and                   Allmerica (since 2000); Vice President (1999) of Promos Hotel
    General Counsel                                Corporation; Vice President & Deputy General Counsel
                                                   (1998-1999) of Legg Mason, Inc.; Vice President and Deputy
                                                   General Counsel (1995-1998) of USF&G Corporation.

John P. Kavanaugh                                  Director and Chief Investment Officer (since 1996) and Vice
    Director, Vice President and Chief             President (since 1991) of First Allmerica; Vice President (since
    Investment Officer                             1998) of Allmerica Financial Investment Management
                                                   Services, Inc.; and President (since 1995) and Director (since
                                                   1996) of Allmerica Asset Management, Inc.

NAME AND POSITION WITH COMPANY                     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------                     ----------------------------------------------
J. Barry May                                       Director (since 1996) of First Allmerica; Director and President
    Director                                       (since 1996) of The Hanover Insurance Company; and Vice
                                                   President (1993 to 1996) of The Hanover Insurance Company

Mark C. McGivney                                   Vice President (since 1997) and Treasurer (since 2000) of First
    Vice President and Treasurer                   Allmerica; Associate, Investment Banking (1996-1997) of
                                                   Merrill Lynch & Co.; Associate, Investment Banking (1995) of
                                                   Salomon Brothers, Inc.; Treasurer (since 2000) of Allmerica
                                                   Investments, Inc., Allmerica Asset Management, Inc. and
                                                   Allmerica Financial Investment Management Services, Inc.

John F. O'Brien                                    Director, President and Chief Executive Officer (since 1989) of
    Director and Chairman of the Board             First Allmerica

Edward J. Parry, III                               Director and Chief Financial Officer (since 1996), Vice
    Director, Vice President Chief                 President (since 1993), and Treasurer (1993-2000) of First
    Financial Officer                              Allmerica

Richard M. Reilly                                  Director (since 1996) and Vice President (since 1990) of First
    Director, President and Chief                  Allmerica; President (since 1995) of Allmerica Financial Life
    Executive Officer                              Insurance and Annuity Company; Director (since 1990) of
                                                   Allmerica Investments, Inc.; and Director and President (since
                                                   1998) of Allmerica Financial Investment Management
                                                   Services, Inc.

Robert P. Restrepo, Jr.                            Director and Vice President (since 1998) of First Allmerica;
    Director                                       Director (since 1998) of The Hanover Insurance Company;
                                                   Chief Executive Officer (1996 to 1998) of Travelers
                                                   Property & Casualty; Senior Vice President (1993 to 1996) of
                                                   Aetna Life & Casualty Company

Eric A. Simonsen                                   Director (since 1996) and Vice President (since 1990) of First
    Director and Vice President                    Allmerica; Director (since 1991) of Allmerica
                                                   Investments, Inc.; and Director (since 1991) of Allmerica
                                                   Financial Investment Management Services, Inc.

Gregory D. Tranter                                 Director and Vice President (since 2000) of First Allmerica; Vice President
Director and Vice President                        (since 1998) of The Hanover Insurance Company; Vice President (1996-
                                                   1998) of Travelers Property & Casaulty; Director of Geico Team (1983-
                                                   1996) of Aetna Life & Casualty


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Policies. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Policies through their registered representatives who are appointed by us.

We pay to broker-dealers who sell the Policy commissions based on a commission schedule. After the Date of Issue or an increase in Face Amount, commissions will be 90% of the first-year payments up to a payment amount we established and 4.00% of any excess. Commissions will be 4.00% for subsequent payments in Years 2-10, and 2% for Years 11 and over. To the extent permitted by NASD rules, overrides and promotional incentives or payments may also be provided to General Agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria.

Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Commissions paid on the Policies, including other incentives or payments, are not charged to Policy Owners or to the Variable Account.

                                     REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Policy, including:

     -   Payments

     -   Changes in Face Amount

     -   Changes in death benefit option

     -   Transfers among Sub-Accounts and the Fixed Account

     -   Partial withdrawals

     -   Increases in loan amount or loan repayments

     -   Lapse or termination for any reason

     -   Reinstatement


We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Policy year. The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement. It will also set forth the status of the death benefit, Policy Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Policy loans. We will send you reports containing financial statements and other information for the Variable Account and the Underlying Funds as the 1940 Act requires.


                                LEGAL PROCEEDINGS

There are no pending legal proceedings involving the Variable Account or its assets. The Company and Allmerica Investments, Inc. are not involved in any litigation that is materially important to their total assets.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

     -   The shares of the fund are no longer available for investment or

     - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Policy interest in a sub-account without notice to Policy Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other policies or allow a conversion between policies on a Policy Owner's request.

We reserve the right to establish additional sub-accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new sub-accounts or eliminate one or more sub-accounts.


Shares of the funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity contracts ("mixed funding"). Shares of the Company and the Underlying Funds are also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policy Owners or variable annuity Policy Owners. The Company and the Underlying Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance Policy Owners or variable annuity Policy Owners. The Company and the Trustees will monitor events to identify any material conflicts among Policy Owners because of mixed and shared funding. If the Trustees conclude that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.


We may change the Policy to reflect a substitution or other change and will notify Policy Owners of the change. Subject to any approvals the law may require, the Variable Account or any sub-accounts may be:

     -   Operated as a management company under the 1940 Act

     - Deregistered under the 1940 Act if registration is no longer required or

     -   Combined with other sub-accounts or our other separate accounts

                               FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this Prospectus part of the registration statement and amendments. Statements contained in this Prospectus are summaries of the Policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's Principal Office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This Prospectus serves as a disclosure document only for the aspects of the Policy relating to the Variable Account. For complete details on the Fixed Account, read the Policy itself. The Fixed Account and other interests in the general account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. The 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Policy and the Fixed Account. The SEC has not reviewed the disclosures in this section of the Prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your net payments to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our general account. The general account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our general account assets and are used to support insurance and annuity obligations.


FIXED ACCOUNT INTEREST


We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as payments or transfers, to the next Policy anniversary. At each Policy anniversary, we will credit the then current interest rate to money remaining in the Fixed Account. We will guarantee this rate for one year. Thus, if a payment has been allocated to the Fixed Account for less than one Policy year, the interest rate credited to such payment may be greater or less than the interest rate credited to payments that have been allocated to the Policy for more than one Policy year.

Policy loans may also be made from the Policy Value in the Fixed Account. We will credit that part of the Policy Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0%.

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Policy loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at our then current interest rate. The rate applied will be at least equal to the rate required by state law for deferment of payments. Amounts from the Fixed Account used to make payments on policies that we or our affiliates issue will not be delayed.

SURRENDERS, PARTIAL WITHDRAWALS AND TRANSFERS

If a Policy is surrendered or if a partial withdrawal is made, a surrender charge or partial withdrawal charge may be imposed. On a decrease in Face Amount, the surrender charge deducted is a fraction of the charge that would apply to a full surrender. We deduct partial withdrawals from Policy Value allocated to the Fixed Account on a last-in/first-out basis. This means that the last payments allocated to Fixed Account will be withdrawn first.

The first 12 transfers in a Policy year currently are free. After that, we may deduct a $10 transfer charge for each transfer in that Policy year. The transfer privilege is subject to our consent and to our then current rules.

                             INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.




                              FINANCIAL STATEMENTS

Financial Statements for the Company and for the Variable Account are included in this Prospectus, beginning immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.
(to be added by 485(b) filing)

                                   APPENDIX A
                  GUIDELINE MINIMUM DEATH BENEFIT FACTORS TABLE

               (DEATH BENEFIT OPTION 1 AND DEATH BENEFIT OPTION 2)
                --------------------------------------------------
Under Death Benefit Option 1 and Death Benefit Option 2, the Guideline Minimum Death Benefit is a percentage of the Policy Value as set forth below:

                     GUIDELINE MINIMUM DEATH BENEFIT FACTORS

                                                                       Percentage of
Attained Age                                                           Policy Value
------------                                                           ------------
     40 and under..................................................        250%
     41............................................................        243%
     42............................................................        236%
     43............................................................        229%
     44............................................................        222%
     45............................................................        215%
     46............................................................        209%
     47............................................................        203%
     48............................................................        197%
     49............................................................        191%
     50............................................................        185%
     51............................................................        178%
     52............................................................        171%
     53............................................................        164%
     54............................................................        157%
     55............................................................        150%
     56............................................................        146%
     57............................................................        142%
     58............................................................        138%
     59............................................................        134%
     60............................................................        130%
     61............................................................        128%
     62............................................................        126%
     63............................................................        124%
     64............................................................        122%
     65............................................................        120%
     66............................................................        119%
     67............................................................        118%
     68............................................................        117%
     69............................................................        116%
     70............................................................        115%
     71............................................................        113%
     72............................................................        111%
     73............................................................        109%
     74............................................................        107%
     75 - 90.......................................................        105%
     91............................................................        104%
     92............................................................        103%
     93............................................................        102%
     94............................................................        101%
     95 and above..................................................        100%

                                   APPENDIX B
                           OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by Rider for an additional charge. For more information, contact your representative.

WAIVER OF PREMIUM RIDER

This Rider provides that, during periods of total disability continuing more than four months, we will add to the Policy Value each month an amount you selected or the amount needed to pay the Monthly Insurance Protection charges, whichever is greater. This amount will keep the Policy in force. This benefit is subject to our maximum issue benefits. Its cost will change yearly.

OTHER INSURED RIDER

This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "other Insured" to convert the coverage to a flexible premium adjustable life insurance policy.

TERM LIFE INSURANCE RIDER

This Rider provides an additional term insurance benefit for the primary
Insured.

GUARANTEED DEATH BENEFIT RIDER

This Rider, which is available only at issue, (a) guarantees that your Policy will not lapse regardless of the Performance of the Variable Account and (b) provides a guaranteed Net Death Benefit.

CERTAIN RIDERS MAY NOT BE AVAILABLE IN ALL STATES.

                                   APPENDIX C
                                 PAYMENT OPTIONS

PAYMENT OPTIONS

On written request, the surrender value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment Level Death Benefit Options selected, the beneficiary may pay to us any amount that would otherwise be deducted from the death benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the general account. These amounts are not based on the investment experience of the Variable Account.

SELECTION OF PAYMENT OPTIONS

The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Policy Owner and beneficiary provisions, any option selection may be changed before the Net Death Benefit becomes payable. If you make no selection, the beneficiary may select an option when the Net Death Benefit becomes payable.

                                   APPENDIX D
                  ILLUSTRATIONS OF DEATH BENEFIT, POLICY VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which the Policy's death benefit and Policy Value could vary over an extended period of time. ON REQUEST, WE WILL PROVIDE A COMPARABLE ILLUSTRATION BASED ON THE PROPOSED INSURED'S AGE, SEX, AND UNDERWRITING CLASS, AND THE REQUESTED FACE AMOUNT, DEATH BENEFIT OPTION AND RIDERS.

ASSUMPTIONS

The tables illustrate a Policy issued to a male, Age 30, under a standard Underwriting Class and qualifying for the non-smoker discount, and a Policy issued to a male, Age 45, under a standard Underwriting Class and qualifying for the non-smoker discount. In each case, one table illustrates the guaranteed cost of insurance rates and the other table illustrates the current costs of insurance rates as presently in effect.

The tables assume that no Policy loans have been made, that you have not requested an increase or decrease in the initial Face Amount, that no partial withdrawals have been made, and that no transfers above 12 have been made in any Policy year (so that no transaction or transfer charges have been incurred).

The tables assumed that all premiums are allocated to and remain in the Variable Account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the Underlying Fund (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rate of 0%, 6%, and 12%. The second column of the tables show the amount which would accumulate if the premiums were invested each year to earn interest (after taxes) at 5%, compounded annually.

The Policy Values and Death Proceeds would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy years. The values also would be different depending on the allocation of the Policy's total Policy Value among the Sub-Accounts of the Variable Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Underlying Fund varied above and below such averages.

DEDUCTIONS FOR cHARGES
The amounts shown in the tables take into account the deduction of the payment expense charge from premiums and the monthly deduction from Policy Value.

EXPENSES OF THE UNDERLYING FUNDS

The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses, which are assumed to be at an annual rate of 0.90% of the average daily net assets of the Underlying Funds. The actual fees and expenses of each Underlying Fund vary, and in 2000, ranged from an annual rate of X.XX% to an annual rate of X.XX% of average daily net assets. The fees and expenses associated with your Policy may be more or less than 0.90% in the aggregate, depending upon how you make allocations of Policy Value among the Sub-Accounts.

Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of X.XX% of average net assets for AIT Select International Equity Fund, X.XX% for AIT Select Aggressive Growth Fund and AIT Select Capital Appreciation Fund, X.XX% for AIT Select Value Opportunity Fund, X.XX% for AIT Select Growth Fund and AIT Core Equity Fund, X.XX% for AIT Select Growth and Income Fund, X.XX% for AIT Select Strategic Income Fund, X.XX% for AIT Select Investment Grade Income Fund and AIT Government Bond Fund, and X.XX% for AIT Money Market Fund and AIT Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 2000.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the AIT Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the AIT Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-advisor. Until further notice, the AIT Select Value

Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets. The total operating expenses of the funds were less than or equal to their respective expense limitations throughout except the Select Strategic Growth Fund which received a reimbursement of $XXX in 2000 under its expense limitation. However, this amount was not enough to make a difference in the percentage shown for the Fund's total operating expense and expense limitation (both 1.20%). The declaration of a voluntary management fee or expense limitation in any year does not bind AFIMS to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



Had there been no fee waivers or expense reimbursements, the Management Fee, Other Expenses and Total Fund Expenses of the AIM V.I. Aggressive Growth Fund would have been X.XX%, X.XX% and X.XX%, respectively.



The Advisor has voluntarily undertaken to waive and reimburse its fee to the Funds so that the Funds' total operating expenses will not exceed 0.45% for Deutsche VIT Small Cap Index and 0.65% for Deutsche VIT EAFE Equity Index. Without reimbursements to the Funds for the year ended 12/31/00, Management, Other and Total Expenses would have been X.XX%, X.XX% and X.XX%, respectively for Deutsche VIT Small Cap Index and X.XX%, X.XX% and X.XX%, respectively for Deutsche VIT EAFE Equity Index.



A portion of the brokerage commissions that certain funds paid was used to reduce fund expenses. In addition, through arrangements with certain funds', or Fidelity Management & Research Company on behalf of certain funds', custodian credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. Including these reductions, total operating expenses presented in the table would have been X.XX% for the Fidelity VIP Equity-Income Portfolio, X.XX% for the Fidelity VIP Growth Portfolio, X.XX% for the Fidelity VIP II Contrafund Portfolio and X.XX% for the Fidelity VIP III Growth & Income Portfolio.



Fidelity Management & Research Company agreed to reimburse a portion of the Fidelity VIP III Mid Cap Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, other expenses and total fund expenses would have been X.XX%, X.XX% and X.XX%.



The INVESCO VIF Dynamics Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. Certain expenses were absorbed voluntarily by INVESCO Funds Group, Inc. ("INVESCO") to ensure that the expenses for the Fund did not exceed 1.15% of the Fund's average net assets pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, the Fund's Other Expenses and Total Fund Expenses for the fiscal year ended December 31, 2000 were X.XX% and X.XX% respectively of the Fund's average net assets. The expense information presented in the table has been restated to reflect a change in the administrative services fee.



The INVESCO VIF Health Sciences Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. Including the reduction for the expense offset arrangement and voluntary expense waiver, the Fund's Management Fees, Other Expenses and Total Fund Expenses would have been X.XX%, X.XX% and X.XX% respectively. Certain expenses of the Fund were absorbed voluntarily by INVESCO in order to ensure that expenses for the Fund did not exceed 1.25% of the Fund's average net expenses pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. The Fund's Management Fees, Other Expenses and Total Fund Expenses for the fiscal year ended December 31, 2000, excluding any voluntary expense waiver and expense offset arrangements, would have been X.XX%, X.XX% and X.XX% respectively.



Pursuant to their respective agreements with SVS, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the SVS Dreman Financial Services and the Scudder Technology Growth Portfolios to the amounts set forth in the Total Fund Expenses column of the table above. Without taking into effect these expense caps, for the SVS Dreman Financial Services and the Scudder Technology Growth Portfolios of SVS, management fees are estimated to be X.XX% and X.XX%, respectively. Other expenses are estimated to be X.XX% and X.XX%, respectively; and total operating expenses would have been X.XX% and X.XX%, respectively.

Fees and expenses reflect waivers/reimbursements currently applicable to the portfolios. As of May 1, 2000, Pioneer Investment Management, Inc. has agreed voluntarily to limit its management fee and, if necessary, to limit other operating expenses of Class I shares of the Pioneer Emerging Markets VCT Portfolio and the Pioneer Real Estate Growth VCT Portfolio to 1.75% and 1.25%, respectively, of the average daily net assets attributable to Class I shares. The portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares. This agreement is voluntary and temporary and may be revised or terminated at any time.


The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.

NET ANNUAL RATES OF INVESTMENT
Applying the average Fund advisory fees and operating expenses of 0.90% of average net assets, in the Current Cost of Insurance Charges tables the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.90%, 5.10% and 11.10%. In the Guaranteed Cost of Insurance Charges tables, the gross annual rates of investment return of 0%, 6% and 12% would produce net annual rates of -0.90%, 5.05% and 11.10%, respectively.

The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated death benefits and cash values, the gross annual investment rates of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges. The second column of the tables shows the amount that would accumulate if the Guideline Annual Premium were invested to earn interest (after taxes) at 5%, compounded annually.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY


                                                                                          Face Amount = $75,000
                                                                                         Male Non-Smoker Age 30
                                                                                         Death Benefit Option 2

                               BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                                        CHARGES WITHOUT RIDERS

            Premiums
            Paid Plus           Hypothetical 0%                 Hypothetical 6%                Hypothetical 12%
            Interest      Gross Investment Return         Gross Investment Return        Gross Investment Return
             At 5%     ------------------------------- --------------------------------------------------------------
Contract     Per        Surrender    Policy   Death    Surrender   Policy     Death    Surrender   Policy   Death
  Year      Year(1)       Value     Value(2)  Benefit    Value     Value(2)   Benefit   Value     Value(2)  Benefit
---------- ----------- ---------- --------- ---------- --------- ---------- -------------------- --------------------
    1         1,092          0        659    75,659          0        708     75,708        0         757   75,757
    2         2,239          0      1,313    76,313        101      1,452     76,452      246       1,597   76,597
    3         3,443        774      1,956    76,956      1,047      2,229     77,229    1,344       2,526   77,526
    4         4,707      1,578      2,591    77,591      2,030      3,043     78,043    2,541       3,554   78,554
    5         6,034      2,373      3,218    78,218      3,051      3,895     78,895    3,848       4,693   79,693
    6         7,428      3,161      3,836    78,836      4,112      4,787     79,787    5,277       5,953   80,953
    7         8,891      3,934      4,441    79,441      5,209      5,716     80,716    6,836       7,342   82,342
    8        10,428      4,696      5,034    80,034      6,346      6,684     81,684    8,539       8,877   83,877
    9        12,041      5,444      5,613    80,613      7,522      7,691     82,691   10,400      10,569   85,569
   10        13,735      6,179      6,179    81,179      8,741      8,741     83,741   12,438      12,438   87,438
   11        15,514      6,902      6,902    81,902     10,017     10,017     85,017   14,699      14,699   89,699
   12        17,382      7,613      7,613    82,613     11,352     11,352     86,352   17,205      17,205   92,205
   13        19,343      8,306      8,306    83,306     12,742     12,742     87,742   19,975      19,975   94,975
   14        21,402      8,986      8,986    83,986     14,196     14,196     89,196   23,045      23,045   98,045
   15        23,564      9,649      9,649    84,649     15,712     15,712     90,712   26,442      26,442  101,442
   16        25,834     10,295     10,295    85,295     17,295     17,295     92,295   30,204      30,204  105,204
   17        28,218     10,923     10,923    85,923     18,945     18,945     93,945   34,369      34,369  109,369
   18        30,721     11,531     11,531    86,531     20,663     20,663     95,663   38,979      38,979  113,979
   19        33,349     12,117     12,117    87,117     22,452     22,452     97,452   44,082      44,082  119,082
   20        36,108     12,682     12,682    87,682     24,315     24,315     99,315   49,731      49,731  124,731
 Age 60      72,551     16,777     16,777    91,777     47,447     47,447    122,447  153,003     153,003  228,003
 Age 65      98,630     17,195     17,195    92,195     62,285     62,285    137,285  260,449     260,449  335,449
 Age 70     131,913     15,672     15,672    90,672     79,062     79,062    154,062  439,382     439,382  514,382
 Age 75     174,393     11,120     11,120    86,120     96,947     96,947    171,947  737,450     737,450  812,450

(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY


                                                                                          Face Amount = $75,000
                                                                                         Male Non-Smoker Age 30
                                                                                         Death Benefit Option 2

                            BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                                           CHARGES WITHOUT RIDERS
            Premiums
            Paid Plus           Hypothetical 0%                 Hypothetical 6%                Hypothetical 12%
            Interest      Gross Investment Return         Gross Investment Return        Gross Investment Return
             At 5%     ------------------------------- --------------------------------------------------------------
Contract     Per        Surrender    Policy   Death    Surrender   Policy     Death    Surrender   Policy   Death
  Year      Year(1)       Value     Value(2)  Benefit    Value     Value(2)   Benefit   Value     Value(2)  Benefit
---------- ----------- ---------- --------- ---------- --------- ---------- -------------------- --------------------
    1         1,092          0       611     75,611         0        658     75,658         0        705    75,705
    2         2,239          0     1,211     76,211         0      1,344     76,344       132      1,483    76,483
    3         3,443        618     1,799     76,799       876      2,058     77,058     1,157      2,339    77,339
    4         4,707      1,362     2,375     77,375     1,787      2,800     77,800     2,269      3,282    78,282
    5         6,034      2,094     2,938     77,938     2,727      3,571     78,571     3,474      4,318    79,318
    6         7,428      2,811     3,487     78,487     3,696      4,371     79,371     4,782      5,457    80,457
    7         8,891      3,514     4,021     79,021     4,694      5,201     80,201     6,203      6,710    81,710
    8        10,428      4,201     4,539     79,539     5,721      6,059     81,059     7,747      8,085    83,085
    9        12,041      4,871     5,040     80,040     6,778      6,947     81,947     9,426      9,595    84,595
   10        13,735      5,524     5,524     80,524     7,864      7,864     82,864    11,252     11,252    86,252
   11        15,514      6,159     6,159     81,159     8,993      8,993     83,993    13,269     13,269    88,269
   12        17,382      6,774     6,774     81,774    10,163     10,163     85,163    15,490     15,490    90,490
   13        19,343      7,368     7,368     82,368    11,375     11,375     86,375    17,937     17,937    92,937
   14        21,402      7,939     7,939     82,939    12,629     12,629     87,629    20,631     20,631    95,631
   15        23,564      8,488     8,488     83,488    13,927     13,927     88,927    23,599     23,599    98,599
   16        25,834      9,011     9,011     84,011    15,268     15,268     90,268    26,868     26,868   101,868
   17        28,218      9,508     9,508     84,508    16,653     16,653     91,653    30,468     30,468   105,468
   18        30,721      9,977     9,977     84,977    18,082     18,082     93,082    34,434     34,434   109,434
   19        33,349     10,417    10,417     85,417    19,555     19,555     94,555    38,804     38,804   113,804
   20        36,108     10,826    10,826     85,826    21,072     21,072     96,072    43,618     43,618   118,618
 Age 60      72,551     12,324    12,324     87,324    38,058     38,058    113,058   128,505    128,505   203,505
 Age 65      98,630     10,123    10,123     85,123    46,620     46,620    121,620   213,114    213,114   288,114
 Age 70     131,913      4,174     4,174     79,174    52,980     52,980    127,980   349,274    349,274   424,274
 Age 75     174,393          0         0     67,074    53,558     53,558    128,558   568,093    568,093   643,093

(1) Assumes a $1,040 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                                                         Face Amount = $250,000
                                                                                         Male Non-Smoker Age 45
                                                                                         Death Benefit Option 1

                  BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS
            Premiums
            Paid Plus           Hypothetical 0%                 Hypothetical 6%                Hypothetical 12%
            Interest      Gross Investment Return         Gross Investment Return        Gross Investment Return
             At 5%     ------------------------------- --------------------------------------------------------------
Contract     Per        Surrender    Policy   Death    Surrender   Policy     Death    Surrender   Policy   Death
  Year      Year(1)       Value     Value(2)  Benefit    Value     Value(2)   Benefit   Value     Value(2)  Benefit
---------- ----------- ---------- --------- ---------- --------- ---------- -------------------- --------------------
    1         6,330          0     4,234    250,000         0      4,529    250,000         0      4,825     250,000
    2        12,977      1,789     8,347    250,000     2,646      9,203    250,000     3,540     10,097     250,000
    3        19,957      6,605    12,343    250,000     8,296     14,034    250,000    10,132     15,870     250,000
    4        27,285     11,321    16,240    250,000    14,127     19,045    250,000    17,297     22,215     250,000
    5        34,980     15,952    20,051    250,000    20,160     24,259    250,000    25,112     29,211     250,000
    6        43,059     20,503    23,782    250,000    26,412     29,691    250,000    33,654     36,933     250,000
    7        51,543     24,981    27,440    250,000    32,900     35,360    250,000    43,010     45,469     250,000
    8        60,450     29,383    31,022    250,000    39,633     41,273    250,000    53,269     54,909     250,000
    9        69,803     33,703    34,523    250,000    46,617     47,437    250,000    64,527     65,346     250,000
   10        79,624     37,936    37,936    250,000    53,861     53,861    250,000    76,891     76,891     250,000
   11        89,935     42,391    42,391    250,000    61,771     61,771    250,000    90,983     90,983     250,000
   12       100,763     46,732    46,732    250,000    70,027     70,027    250,000   106,617    106,617     250,000
   13       112,131     50,939    50,939    250,000    78,635     78,635    250,000   123,967    123,967     250,000
   14       124,068     55,008    55,008    250,000    87,615     87,615    250,000   143,244    143,244     250,000
   15       136,602     58,937    58,937    250,000    96,993     96,993    250,000   164,693    164,693     250,000
   16       149,763     62,704    62,704    250,000    106,781   106,781    250,000   188,585    188,585     250,000
   17       163,581     66,347    66,347    250,000    117,044   117,044    250,000   215,178    215,178     275,428
   18       178,091     69,861    69,861    250,000    127,813   127,813    250,000   244,644    244,644     308,251
   19       193,326     73,241    73,241    250,000    139,129   139,129    250,000   277,295    277,295     343,846
   20       209,322     76,496    76,496    250,000    151,041   151,041    250,000   313,485    313,485     382,452
 Age 60     136,602     58,937    58,937    250,000    96,993     96,993    250,000   164,693    164,693     250,000
 Age 65     209,322     76,496    76,496    250,000    151,041   151,041    250,000   313,485    313,485     382,452
 Age 70     302,134     90,033    90,033    250,000    221,195   221,195    256,586   561,821    561,821     651,712
 Age 75     420,588     97,859    97,859    250,000    312,061   312,061    333,905   976,977    976,977   1,045,365

(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                                                         Face Amount = $250,000
                                                                                         Male Non-Smoker Age 45
                                                                                         Death Benefit Option 1

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS
            Premiums
            Paid Plus           Hypothetical 0%                 Hypothetical 6%                Hypothetical 12%
            Interest      Gross Investment Return         Gross Investment Return        Gross Investment Return
             At 5%     ------------------------------- --------------------------------------------------------------
Contract     Per        Surrender    Policy   Death    Surrender   Policy     Death    Surrender   Policy   Death
  Year      Year(1)       Value     Value(2)  Benefit    Value     Value(2)   Benefit   Value     Value(2)  Benefit
---------- ----------- ---------- --------- ---------- --------- ---------- -------------------- --------------------
    1         6,330          0     3,651    250,000         0      3,928    250,000         0      4,206   250,000
    2        12,977        637     7,195    250,000     1,422      7,980    250,000     2,243      8,801   250,000
    3        19,957      4,891    10,629    250,000     6,420     12,158    250,000     8,085     13,823   250,000
    4        27,285      9,033    13,952    250,000    11,549     16,467    250,000    14,401     19,319   250,000
    5        34,980     13,059    17,158    250,000    16,808     20,907    250,000    21,235     25,333   250,000
    6        43,059     16,967    20,246    250,000    22,203     25,482    250,000    28,645     31,924   250,000
    7        51,543     20,744    23,203    250,000    27,728     30,187    250,000    36,684     39,143   250,000
    8        60,450     24,379    26,019    250,000    33,378     35,017    250,000    45,413     47,052   250,000
    9        69,803     27,863    28,683    250,000    39,151     39,971    250,000    54,904     55,724   250,000
   10        79,624     31,181    31,181    250,000    45,041     45,041    250,000    65,237     65,237   250,000
   11        89,935     34,626    34,626    250,000    51,426     51,426    250,000    76,979     76,979   250,000
   12       100,763     37,884    37,884    250,000    58,009     58,009    250,000    89,950     89,950   250,000
   13       112,131     40,952    40,952    250,000    64,801     64,801    250,000   104,307    104,307   250,000
   14       124,068     43,821    43,821    250,000    71,814     71,814    250,000   120,232    120,232   250,000
   15       136,602     46,471    46,471    250,000    79,054     79,054    250,000   137,929    137,929   250,000
   16       149,763     48,884    48,884    250,000    86,528     86,528    250,000   157,638    157,638   250,000
   17       163,581     51,039    51,039    250,000    94,248     94,248    250,000   179,644    179,644   250,000
   18       178,091     52,906    52,906    250,000    102,222   102,222    250,000   204,268    204,268   257,378
   19       193,326     54,448    54,448    250,000    110,459   110,459    250,000   231,529    231,529   287,096
   20       209,322     55,624    55,624    250,000    118,976   118,976    250,000   261,588    261,588   319,138
 Age 60     136,602     46,471    46,471    250,000    79,054     79,054    250,000   137,929    137,929   250,000
 Age 65     209,322     55,624    55,624    250,000    118,976   118,976    250,000   261,588    261,588   319,138
 Age 70     302,134     54,693    54,693    250,000    167,091   167,091    250,000   464,326    464,326   538,619
 Age 75     420,588     35,174    35,174    250,000    231,250   231,250    250,000   795,155    795,155   850,815

(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY


                                                                                         Face Amount = $250,000
                                                                                         Male Non-Smoker Age 45
                                                                                         Death Benefit Option 3

                  BASED ON CURRENT MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS
            Premiums
            Paid Plus           Hypothetical 0%                 Hypothetical 6%                Hypothetical 12%
            Interest      Gross Investment Return         Gross Investment Return        Gross Investment Return
             At 5%     ------------------------------- --------------------------------------------------------------
Contract     Per        Surrender    Policy   Death    Surrender   Policy     Death    Surrender   Policy   Death
  Year      Year(1)       Value     Value(2)  Benefit    Value     Value(2)   Benefit   Value     Value(2)  Benefit
---------- ----------- ---------- --------- ---------- --------- ---------- -------------------- --------------------
    1         6,330          0     4,234    250,000         0      4,529    250,000         0      4,825     250,000
    2        12,977      1,789     8,347    250,000     2,646      9,203    250,000     3,540     10,097     250,000
    3        19,957      6,605    12,343    250,000     8,296     14,034    250,000    10,132     15,870     250,000
    4        27,285     11,321    16,240    250,000    14,127     19,045    250,000    17,297     22,215     250,000
    5        34,980     15,952    20,051    250,000    20,160     24,259    250,000    25,112     29,211     250,000
    6        43,059     20,503    23,782    250,000    26,412     29,691    250,000    33,654     36,933     250,000
    7        51,543     24,981    27,440    250,000    32,900     35,360    250,000    43,010     45,469     250,000
    8        60,450     29,383    31,022    250,000    39,633     41,273    250,000    53,269     54,909     250,000
    9        69,803     33,703    34,523    250,000    46,617     47,437    250,000    64,527     65,346     250,000
   10        79,624     37,936    37,936    250,000    53,861     53,861    250,000    76,891     76,891     250,000
   11        89,935     42,391    42,391    250,000    61,771     61,771    250,000    90,983     90,983     250,000
   12       100,763     46,732    46,732    250,000    70,027     70,027    250,000   106,617    106,617     250,000
   13       112,131     50,939    50,939    250,000    78,635     78,635    250,000   123,956    123,956     262,153
   14       124,068     55,008    55,008    250,000    87,615     87,615    250,000   143,084    143,084     293,999
   15       136,602     58,937    58,937    250,000    96,993     96,993    250,000   164,157    164,157     327,837
   16       149,763     62,704    62,704    250,000    106,781   106,781    250,000   187,347    187,347     363,816
   17       163,581     66,347    66,347    250,000    117,044   117,044    250,000   212,901    212,901     402,207
   18       178,091     69,861    69,861    250,000    127,813   127,813    250,000   241,053    241,053     443,231
   19       193,326     73,241    73,241    250,000    139,129   139,129    250,000   272,060    272,060     487,148
   20       209,322     76,496    76,496    250,000    150,971   150,971    263,404   306,224    306,224     534,280
 Age 60     136,602     58,937    58,937    250,000    96,993     96,993    250,000   164,157    164,157     327,837
 Age 65     209,322     76,496    76,496    250,000    150,971   150,971    263,404   306,224    306,224     534,280
 Age 70     302,134     90,033    90,033    250,000    217,424   217,424    336,361   535,326    535,326     828,164
 Age 75     420,588     97,859    97,859    250,000    297,334   297,334    414,425   901,764    901,764   1,256,882

(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              VARIABLE LIFE POLICY

                                                                                         Face Amount = $250,000
                                                                                         Male Non-Smoker Age 45
                                                                                         Death Benefit Option 3

                BASED ON GUARANTEED MONTHLY INSURANCE PROTECTION
                             CHARGES WITHOUT RIDERS
            Premiums
            Paid Plus           Hypothetical 0%                 Hypothetical 6%                Hypothetical 12%
            Interest      Gross Investment Return         Gross Investment Return        Gross Investment Return
             At 5%     ------------------------------- --------------------------------------------------------------
Contract     Per        Surrender    Policy   Death    Surrender   Policy     Death    Surrender   Policy   Death
  Year      Year(1)       Value     Value(2)  Benefit    Value     Value(2)   Benefit   Value     Value(2)  Benefit
---------- ----------- ---------- --------- ---------- --------- ---------- -------------------- --------------------
    1         6,330          0     3,651    250,000         0      3,928    250,000         0      4,206   250,000
    2        12,977        637     7,195    250,000     1,422      7,980    250,000     2,243      8,801   250,000
    3        19,957      4,891    10,629    250,000     6,420     12,158    250,000     8,085     13,823   250,000
    4        27,285      9,033    13,952    250,000    11,549     16,467    250,000    14,401     19,319   250,000
    5        34,980     13,059    17,158    250,000    16,808     20,907    250,000    21,235     25,333   250,000
    6        43,059     16,967    20,246    250,000    22,203     25,482    250,000    28,645     31,924   250,000
    7        51,543     20,744    23,203    250,000    27,728     30,187    250,000    36,684     39,143   250,000
    8        60,450     24,379    26,019    250,000    33,378     35,017    250,000    45,413     47,052   250,000
    9        69,803     27,863    28,683    250,000    39,151     39,971    250,000    54,904     55,724   250,000
   10        79,624     31,181    31,181    250,000    45,041     45,041    250,000    65,237     65,237   250,000
   11        89,935     34,626    34,626    250,000    51,426     51,426    250,000    76,979     76,979   250,000
   12       100,763     37,884    37,884    250,000    58,009     58,009    250,000    89,950     89,950   250,000
   13       112,131     40,952    40,952    250,000    64,801     64,801    250,000   104,307    104,307   250,000
   14       124,068     43,821    43,821    250,000    71,814     71,814    250,000   120,232    120,232   250,000
   15       136,602     46,471    46,471    250,000    79,054     79,054    250,000   137,784    137,784   275,168
   16       149,763     48,884    48,884    250,000    86,528     86,528    250,000   156,933    156,933   304,754
   17       163,581     51,039    51,039    250,000    94,248     94,248    250,000   177,809    177,809   335,911
   18       178,091     52,906    52,906    250,000    102,222   102,222    250,000   200,541    200,541   368,742
   19       193,326     54,448    54,448    250,000    110,459   110,459    250,000   225,266    225,266   403,359
   20       209,322     55,624    55,624    250,000    118,976   118,976    250,000   252,124    252,124   439,890
 Age 60     136,602     46,471    46,471    250,000    79,054     79,054    250,000   137,784    137,784   275,168
 Age 65     209,322     55,624    55,624    250,000    118,976   118,976    250,000   252,124    252,124   439,890
 Age 70     302,134     54,693    54,693    250,000    166,952   166,952    258,279   424,474    424,474   656,673
 Age 75     420,588     35,174    35,174    250,000    221,380   221,380    308,560   678,183    678,183   945,253

(1) Assumes a $6,029 payment is made at the beginning of each Policy Year. Values will be different if payments are made with a different frequency or in different amounts.

(2) Assumes that no Policy loan has been made. Excessive loans or withdrawals may cause this Policy to lapse because of insufficient Policy Value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN, AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY A POLICYOWNER, AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE UNDERLYING FUNDS. THE SURRENDER VALUE OF UNITS, POLICY VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF INVESTMENT RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS, OR IF ANY PREMIUMS WERE ALLOCATED OR POLICY VALUE TRANSFERRED TO THE FIXED ACCOUNT. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX E
                    CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is computed on the Date of Issue and on each increase in Face Amount. The maximum surrender charge is equal to a specified amount that is based on the age, sex, and underwriting class of the Insured, for each $1,000 of the Policy Face amount or increase in Face Amount.

A limitation on Surrender Charges is imposed based on the Standard Non-Forfeiture Law of each state. The maximum surrender charges at the Date of Issue and on each increase in Face Amount are shown in the table below. During the first year after issue or an increase in Face Amount, 100% of the surrender charge will apply to a full surrender or decrease in Face Amount. The amount of the Surrender Charges decreases by one-ninth (11.11%) annually to 0% by the 10th Contract year.

The Factors used to compute the maximum surrender charges vary with the issue age, sex (Male, Female, or Unisex) and underwriting class (Smoker or Nonsmoker) as indicated in the table below.

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT


    Age at
   issue or        Male          Male         Female       Female        Unisex     Unisex
   increase     Nonsmoker       Smoker      Nonsmoker      Smoker      Nonsmoker    Smoker
   --------     ---------       ------      ---------      ------      ---------    ------
      0            N/A          14.39          N/A          13.49         N/A        14.19
      1            N/A          14.36          N/A          13.48         N/A        14.16
      2            N/A          14.50          N/A          13.59         N/A        14.29
      3            N/A          14.65          N/A          13.71         N/A        14.44
      4            N/A          14.83          N/A          13.83         N/A        14.60
      5            N/A          15.01          N/A          13.95         N/A        14.77
      6            N/A          15.21          N/A          14.10         N/A        14.95
      7            N/A          15.41          N/A          14.25         N/A        15.15
      8            N/A          15.64          N/A          14.42         N/A        15.36
      9            N/A          15.87          N/A          14.59         N/A        15.58
      10           N/A          16.12          N/A          14.80         N/A        15.82
      11           N/A          16.38          N/A          14.99         N/A        16.07
      12           N/A          16.65          N/A          15.19         N/A        16.33
      13           N/A          16.93          N/A          15.41         N/A        16.60
      14           N/A          17.20          N/A          15.62         N/A        16.86
      15           N/A          17.49          N/A          15.85         N/A        17.14
      16           N/A          17.79          N/A          16.07         N/A        17.41
      17           N/A          18.06          N/A          16.31         N/A        17.70
      18          16.54         18.36         15.53         16.55        16.33       17.99
      19          16.75         18.67         15.74         16.81        16.55       18.29
      20          16.97         18.99         15.96         17.07        16.77       18.60
      21          17.21         19.34         16.19         17.35        17.00       18.93
      22          17.45         19.71         16.43         17.65        17.25       19.29
      23          17.74         20.10         16.69         17.96        17.53       19.67
      24          18.04         20.52         16.96         18.28        17.82       20.06
      25          18.36         20.94         17.30         18.63        18.14       20.47
      26          18.70         21.40         17.60         18.98        18.47       20.90
      27          19.05         21.87         17.91         19.35        18.82       21.35
      28          19.43         22.37         18.24         19.75        19.19       21.83
      29          19.84         22.92         18.59         20.17        19.58       22.35
      30          20.26         23.49         18.95         20.61        20.00       22.90
      31          20.71         24.10         19.34         21.07        20.43       23.47
      32          21.19         24.75         19.74         21.57        20.89       24.09
      33          21.69         25.42         20.16         22.08        21.37       24.72
      34          22.21         26.13         20.60         22.60        21.88       25.39
      35          22.77         26.87         21.06         23.15        22.42       26.09


    Age at
   issue or        Male          Male         Female       Female        Unisex     Unisex
   increase     Nonsmoker       Smoker      Nonsmoker      Smoker      Nonsmoker    Smoker
   --------     ---------       ------      ---------      ------      ---------    ------
      36          23.29         27.55         21.48         23.65        22.92       26.73
      37          23.83         28.28         21.93         24.17        23.44       27.41
      38          24.40         29.03         22.40         24.73        23.99       28.12
      39          25.01         29.83         22.89         25.32        24.57       28.87
      40          25.66         30.67         23.41         25.93        25.19       29.66
      41          26.34         31.56         23.96         26.57        25.85       30.49
      42          27.07         32.50         24.54         27.24        26.54       31.37
      43          27.83         33.48         25.15         27.92        27.28       32.29
      44          28.65         34.53         25.79         28.63        28.05       33.25
      45          29.51         35.62         26.47         29.38        28.88       34.27
      46          30.41         36.79         27.18         30.16        29.73       35.34
      47          31.36         37.99         27.92         30.99        30.64       36.46
      48          32.35         39.22         28.71         31.85        31.58       37.60
      49          33.39         40.50         29.54         32.75        32.58       38.78
      50          34.48         41.83         30.41         33.70        33.62       40.01
      51          35.65         43.21         31.35         34.72        34.74       41.30
      52          36.90         44.65         32.34         35.79        35.93       42.64
      53          38.22         46.24         33.39         36.94        37.19       44.11
      54          39.63         47.92         34.50         38.14        38.53       45.67
      55          41.12         49.69         35.69         39.42        39.95       47.30
      56          42.59         51.44         36.88         40.72        41.35       48.92
      57          44.14         53.27         38.15         42.11        42.83       50.62
      58          45.76         53.32         39.51         43.62        44.39       52.38
      59          47.46         52.99         40.94         45.21        46.02       53.32
      60          49.24         52.66         42.45         46.88        47.73       53.00
      61          51.06         52.46         44.02         48.60        49.48       52.79
      62          52.98         52.25         45.67         50.43        51.33       52.56
      63          52.83         52.05         47.43         52.30        53.09       52.35
      64          52.48         51.85         49.30         53.06        52.76       52.14
      65          52.13         51.65         51.29         52.75        52.42       51.91
      66          52.02         51.55         53.43         52.69        52.32       51.83
      67          51.91         51.45         53.35         52.61        52.21       51.74
      68          51.80         51.36         53.25         52.53        52.10       51.65
      69          51.68         51.25         53.15         52.45        51.99       51.56
      70          51.56         51.15         53.04         52.36        51.87       51.46
      71          51.42         51.04         52.90         52.21        51.74       51.35
      72          51.28         50.92         52.76         52.07        51.60       51.23
      73          51.14         50.80         52.62         51.94        51.46       51.11
      74          50.99         50.68         52.46         51.80        51.31       50.99
      75          50.84         50.57         52.30         51.65        51.16       50.87
      76          50.68         50.43         52.14         51.50        51.01       50.74
      77          50.52         50.28         51.96         51.35        50.84       50.59
      78          50.36         50.14         51.79         51.19        50.68       50.44
      79          50.20         49.99         51.60         51.04        50.51       50.29
      80          50.03         49.83         51.42         50.89        50.35       50.14
      81          49.88         49.70         51.22         50.73        50.18       50.00
      82          49.72         49.57         51.03         50.58        50.02       49.85
      83          49.56         49.42         50.83         50.42        49.85       49.70
      84          49.41         49.28         50.63         50.22        49.68       49.54
      85          49.24         49.13         50.42         50.01        49.51       49.36

                                    EXAMPLES

For the purpose of these examples, assume that a male, age 35, non-smoker purchases a $100,000 Policy. His surrender charge is calculated as follows:

The surrender charge is equal to $2,279.00 (22.79 x 100).

Example 1:
----------
Assume the Policy Owner surrenders the Policy in the 10th Policy month. The surrender charge is $2,279.00.

Example 2:
----------
Assume the Policy Owner surrenders the Policy in the 61st policy month. Also assume that the surrender charge decreases by 1/9th of the original surrender charge each year. In this example, the surrender charge would be $1,012.79

                                   APPENDIX F
                             PERFORMANCE INFORMATION


The Policies were first offered to the public in 1999. However, we may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence (Tables I(A) and I(B), and based on the periods that the Underlying Funds have been in existence (Tables II(A) and II(B). The results for any period prior to the Policies being offered will be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds. Because Table 1 presents performance of the Sub-Accounts from inception through December 31, 2000, no performance numbers are currently shown in this Table. The discussion below reflects the manner in which performance will be calculated in the future for Table 1.


Total return and average annual total return are based on the hypothetical profile of a representative Policy owner and historical earnings and are not intended to indicate future performance. "Total Return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Funds' return.

In Tables IA and IIA, performance information under the Policies is net of fund expenses, mortality and expense risk charges, administrative charges, Monthly Insurance Protection charges and surrender charges. We take a representative Policy owner and assume that:

     -   The Insured is a male Age 36, standard (non-smoker) underwriting class

     - The Policy owner had allocations in each of the sub-accounts for the fund durations shown, and

     -   There was a full surrender at the end of the applicable period

We may compare performance information for a sub-account in reports and promotional literature to:

     -   Standard & Poor's 500 Composite Stock Price Index ("S&P 500")

     -   Dow Jones Industrial Average ("DJIA")

     -   Shearson Lehman Aggregate Bond Index

     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

     - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria

     -   The Consumer Price Index

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and fund management costs and expenses.

Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a fund's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

     - The advantages and disadvantages of investing in tax-deferred and taxable investments

     -   Customer profiles and hypothetical payment and investment scenarios

     -   Financial management and tax and retirement planning

     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.


In each table below, "One-Year Total Return" refers to the total of the income generated by a sub-account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2000. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

                                   TABLE I(A)
        AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000
                       SINCE INCEPTION OF THE SUB-ACCOUNT


             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


------------------------------------------------------------------------------------------------------------------
                                                                                                    10 YEARS
                                                                ONE-YEAR                            OR LIFE
                                                                  TOTAL              5           OF SUB-ACCOUNT
UNDERLYING FUND                                                  RETURN            YEARS           (IF LESS)
------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund
------------------------------------------------------------------------------------------------------------------
AIT Equity Index Fund
------------------------------------------------------------------------------------------------------------------
AIT Government Bond Fund
------------------------------------------------------------------------------------------------------------------
AIT Money Market Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Aggressive Growth Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Growth Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
AIT Select International Equity Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Investment Grade Income Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Strategic Growth Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Strategic Income Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Value Opportunity Fund
------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund
------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund
------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund
------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (Class B)
------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (Class B)
------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE Equity Index
------------------------------------------------------------------------------------------------------------------
Deutsche VIT Small Cap Index
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund-Registered Trademark- Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Mid Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund (Class 2)
------------------------------------------------------------------------------------------------------------------
Franklin Mutual Shares Securities Fund (Class 2)
------------------------------------------------------------------------------------------------------------------
INVESCO VIF Dynamics Fund
------------------------------------------------------------------------------------------------------------------
INVESCO VIF Health Sciences Fund
------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio (Service Shares)
------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio (Service Shares)
------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio (Service Shares)
------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio
------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Growth VCT Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio
------------------------------------------------------------------------------------------------------------------
Scudder Technology Growth Portfolio
------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio
------------------------------------------------------------------------------------------------------------------


The inception dates for the Underlying Funds are: N/A.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
         AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000
                       SINCE INCEPTION OF THE SUB-ACCOUNT


             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE POLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


------------------------------------------------------------------------------------------------------------------
                                                                                                    10 YEARS
                                                                ONE-YEAR                            OR LIFE
                                                                  TOTAL              5           OF SUB-ACCOUNT
UNDERLYING FUND                                                  RETURN            YEARS           (IF LESS)
------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund
------------------------------------------------------------------------------------------------------------------
AIT Equity Index Fund
------------------------------------------------------------------------------------------------------------------
AIT Government Bond Fund
------------------------------------------------------------------------------------------------------------------
AIT Money Market Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Aggressive Growth Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Capital Appreciation Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Growth Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Growth and Income Fund
------------------------------------------------------------------------------------------------------------------
AIT Select International Equity Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Investment Grade Income Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Strategic Growth Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Strategic Income Fund
------------------------------------------------------------------------------------------------------------------
AIT Select Value Opportunity Fund
------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund
------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund
------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund
------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (Class B)
------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (Class B)
------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE Equity Index
------------------------------------------------------------------------------------------------------------------
Deutsche VIT Small Cap Index
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund-Registered Trademark- Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth & Income Portfolio
------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Mid Cap Portfolio
------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund (Class 2)
------------------------------------------------------------------------------------------------------------------
Franklin Mutual Shares Securities Fund (Class 2)
------------------------------------------------------------------------------------------------------------------
INVESCO VIF Dynamics Fund
------------------------------------------------------------------------------------------------------------------
INVESCO VIF Health Sciences Fund
------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio (Service Shares)
------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio (Service Shares)
------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio (Service Shares)
------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio
------------------------------------------------------------------------------------------------------------------
Emerging Markets VCT Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Growth VCT Portfolio (Class II)
------------------------------------------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio
------------------------------------------------------------------------------------------------------------------
Scudder Technology Growth Portfolio Pioneer
------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio
------------------------------------------------------------------------------------------------------------------

The inception dates for the Underlying Funds are: N/A.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE II(A)
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000
                     SINCE INCEPTION OF THE UNDERLYING FUNDS


            NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE POLICY

The following performance information is based on the periods that the Underlying Funds have been in existence. The data is net of expenses of the Underlying Funds, all Sub-Account charges, and all Policy charges (including surrender charges) for a representative Policy. It is assumed that the Insured is male, Age 36, standard (nonsmoker) Premium Class, that the Face Amount of the Policy is $250,000, that an annual premium payment of $3,000 was made at the beginning of each Policy year, that all premiums were allocated to each Sub-Account individually, and that there was a full surrender of the Policy at the end of the applicable period.


------------------------------------------------------------------------------------------------------------------
                                                                                                         10 YEARS
                                                                      ONE-YEAR                            OR LIFE
                                                     INCEPTION         TOTAL              5               OF FUND
UNDERLYING FUND                                         DATE           RETURN            YEARS           (IF LESS)
------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                  4/29/85
--------------------------------------------------------------------------------------------------------------------
AIT Equity Index Fund                                 9/28/90
--------------------------------------------------------------------------------------------------------------------
AIT Government Bond Fund                              8/26/91
--------------------------------------------------------------------------------------------------------------------
AIT Money Market Fund                                 4/29/85
--------------------------------------------------------------------------------------------------------------------
AIT Select Aggressive Growth Fund                     8/21/92
--------------------------------------------------------------------------------------------------------------------
AIT Select Capital Appreciation Fund                  4/28/95
--------------------------------------------------------------------------------------------------------------------
AIT Select Emerging Markets Fund                      2/20/98
--------------------------------------------------------------------------------------------------------------------
AIT Select Growth Fund                                8/21/92
--------------------------------------------------------------------------------------------------------------------
AIT Select Growth and Income Fund                     8/21/92
--------------------------------------------------------------------------------------------------------------------
AIT Select International Equity Fund                   5/2/94
--------------------------------------------------------------------------------------------------------------------
AIT Select Investment Grade Income Fund               4/29/85
--------------------------------------------------------------------------------------------------------------------
AIT Select Strategic Growth Fund                      2/20/98
--------------------------------------------------------------------------------------------------------------------
AIT Select Strategic Income Fund                       7/3/00
--------------------------------------------------------------------------------------------------------------------
AIT Select Value Opportunity Fund                     4/30/93
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                               12/29/99
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund
--------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (Class B)
--------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (Class B)
--------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE Equity Index                        8/22/97
--------------------------------------------------------------------------------------------------------------------
Deutsche VIT Small Cap Index                          8/25/97
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                  10/9/86
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                         10/9/86
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio                    9/19/85
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund-Registered Trademark-
Portfolio                                               1/3/95
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth & Income Portfolio            12/31/96
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Mid Cap Portfolio                    12/28/98
--------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund (Class 2)
--------------------------------------------------------------------------------------------------------------------
Franklin Mutual Shares Securities Fund (Class 2)      11/8/96
--------------------------------------------------------------------------------------------------------------------
INVESCO VIF Dynamics Fund                             8/25/97
--------------------------------------------------------------------------------------------------------------------
INVESCO VIF Health Sciences Fund
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive  Growth Portfolio  (Service    9/13/93
Shares)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio (Service Shares)*        9/13/93
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income  Portfolio
(Service Shares)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio            5/2/94
(Service Shares)
--------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio
(Class II)
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio (Class II)                 10/31/97
--------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio (Class II)
--------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Growth VCT Portfolio
(Class II)
--------------------------------------------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio
--------------------------------------------------------------------------------------------------------------------
Scudder Technology Growth Portfolio                   5/3/99
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio           3/31/94
--------------------------------------------------------------------------------------------------------------------




*These are hypothetical performance figures for Service shares. The figures are based upon the historical performance of the Initial shares increased by 0.25% to reflect the effect of the 12b-1 fee on Service shares performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE II(B)
          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000
                     SINCE INCEPTION OF THE UNDERLYING FUNDS


             EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES

The following performance information is based on the periods that the Underlying Funds have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. tHE DATA DOES not REFLECT MONTHLY CHARGES UNDER THE pOLICY OR SURRENDER CHARGES. It is assumed that an annual premium payment of $3,000 was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


------------------------------------------------------------------------------------------------------------------
                                                                                                         10 YEARS
                                                                      ONE-YEAR                            OR LIFE
                                                     INCEPTION         TOTAL              5           OF SUB-ACCOUNT
UNDERLYING FUND                                         DATE           RETURN            YEARS           (IF LESS)
------------------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                  4/29/85
--------------------------------------------------------------------------------------------------------------------
AIT Equity Index Fund
--------------------------------------------------------------------------------------------------------------------
AIT Government Bond Fund                              8/26/91
--------------------------------------------------------------------------------------------------------------------
AIT Money Market Fund                                 4/29/85
--------------------------------------------------------------------------------------------------------------------
AIT Select Aggressive Growth Fund
--------------------------------------------------------------------------------------------------------------------
AIT Select Capital Appreciation Fund
--------------------------------------------------------------------------------------------------------------------
AIT Select Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------
AIT Select Growth Fund
--------------------------------------------------------------------------------------------------------------------
AIT Select Growth and Income Fund
--------------------------------------------------------------------------------------------------------------------
AIT Select International Equity Fund
--------------------------------------------------------------------------------------------------------------------
AIT Select Investment Grade Income Fund
--------------------------------------------------------------------------------------------------------------------
AIT Select Strategic Growth Fund
--------------------------------------------------------------------------------------------------------------------
AIT Select Strategic Income Fund                       7/3/00
--------------------------------------------------------------------------------------------------------------------
AIT Select Value Opportunity Fund
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                               12/29/99
--------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund
--------------------------------------------------------------------------------------------------------------------
Alliance Growth and Income Portfolio (Class B)
--------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Portfolio (Class B)
--------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE Equity Index                        8/22/97
--------------------------------------------------------------------------------------------------------------------
Deutsche VIT Small Cap Index                          8/25/97
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund-Registered Trademark
Portfolio                                               1/3/95
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Growth & Income Portfolio            12/31/96
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP III Mid Cap Portfolio                    12/28/98
--------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Fund (Class 2)
--------------------------------------------------------------------------------------------------------------------
Franklin Mutual Shares Securities Fund (Class 2)      11/8/96
--------------------------------------------------------------------------------------------------------------------
INVESCO VIF Dynamics Fund                             8/25/97
--------------------------------------------------------------------------------------------------------------------
INVESCO VIF Health Sciences Fund
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio (Service     9/13/93
Shares)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio (Service Class)*
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth and Income Portfolio (Service
Shares)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio             5/2/94
(Service Shares)
--------------------------------------------------------------------------------------------------------------------
Pioneer Emerging Markets VCT Portfolio
(Class II)
--------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio (Class II)                 10/31/97
--------------------------------------------------------------------------------------------------------------------
Pioneer High Yield VCT Portfolio (Class II)
--------------------------------------------------------------------------------------------------------------------
Pioneer Real Estate Growth VCT Portfolio
(Class II)
--------------------------------------------------------------------------------------------------------------------
SVS Dreman Financial Services Portfolio
--------------------------------------------------------------------------------------------------------------------
Scudder Technology Growth Portfolio
--------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------------------------------------------




*These are hypothetical performance figures for Service shares. The figures are based upon the historical performance of the Initial shares increased by 0.25% to reflect the effect of the 12b-1 fee on Service shares performance.

PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   APPENDIX G
                             MONTHLY EXPENSE CHARGES

A monthly expense charge is computed on the Date of Issue and on each increase in Face Amount. The Factors used to compute the monthly expense charges vary with the issue age and underwriting class (Smoker) as indicated in the table below.

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

    Age at
   issue or         Male          Male         Female        Female        Unisex        Unisex
   increase      Nonsmoker       Smoker      Nonsmoker       Smoker      Nonsmoker       Smoker
   --------      ---------       ------      ---------       ------      ---------       ------
       0            N/A           0.11          N/A           0.08          N/A           0.10
       1            N/A           0.11          N/A           0.08          N/A           0.11
       2            N/A           0.12          N/A           0.08          N/A           0.11
       3            N/A           0.12          N/A           0.08          N/A           0.11
       4            N/A           0.12          N/A           0.09          N/A           0.11
       5            N/A           0.12          N/A           0.09          N/A           0.12
       6            N/A           0.13          N/A           0.09          N/A           0.12
       7            N/A           0.13          N/A           0.09          N/A           0.12
       8            N/A           0.13          N/A           0.09          N/A           0.12
       9            N/A           0.14          N/A           0.10          N/A           0.13
      10            N/A           0.14          N/A           0.10          N/A           0.13
      11            N/A           0.14          N/A           0.10          N/A           0.13
      12            N/A           0.14          N/A           0.11          N/A           0.14
      13            N/A           0.15          N/A           0.11          N/A           0.14
      14            N/A           0.15          N/A           0.11          N/A           0.14
      15            N/A           0.15          N/A           0.11          N/A           0.15
      16            N/A           0.16          N/A           0.12          N/A           0.15
      17            N/A           0.16          N/A           0.12          N/A           0.15
      18            0.12          0.16          0.11          0.12          0.12          0.16
      19            0.13          0.17          0.11          0.13          0.12          0.16
      20            0.13          0.17          0.12          0.13          0.13          0.16
      21            0.13          0.17          0.12          0.13          0.13          0.17
      22            0.14          0.18          0.12          0.14          0.13          0.17
      23            0.14          0.18          0.12          0.14          0.14          0.17
      24            0.15          0.19          0.13          0.15          0.14          0.18
      25            0.15          0.19          0.13          0.15          0.15          0.18
      26            0.15          0.19          0.13          0.15          0.15          0.19
      27            0.16          0.20          0.14          0.16          0.15          0.19
      28            0.16          0.20          0.14          0.16          0.16          0.19
      29            0.17          0.21          0.14          0.17          0.16          0.20
      30            0.17          0.21          0.15          0.17          0.17          0.20
      31            0.17          0.21          0.15          0.17          0.17          0.21
      32            0.18          0.22          0.15          0.18          0.17          0.21
      33            0.18          0.22          0.15          0.18          0.18          0.21
      34            0.19          0.23          0.16          0.19          0.18          0.22
      35            0.19          0.23          0.16          0.19          0.18          0.22
      36            0.21          0.25          0.17          0.21          0.20          0.24
      37            0.22          0.27          0.19          0.22          0.21          0.26
      38            0.24          0.29          0.20          0.24          0.23          0.28
      39            0.25          0.31          0.21          0.25          0.24          0.29
      40            0.27          0.33          0.23          0.27          0.26          0.31
      41            0.28          0.34          0.24          0.28          0.27          0.33
      42            0.30          0.36          0.25          0.30          0.29          0.35
      43            0.31          0.38          0.26          0.31          0.30          0.37

    Age at
   issue or         Male          Male         Female        Female        Unisex        Unisex
   increase      Nonsmoker       Smoker      Nonsmoker       Smoker      Nonsmoker       Smoker
   --------      ---------       ------      ---------       ------      ---------       ------
      44            0.33          0.40          0.28          0.33          0.32          0.39
      45            0.34          0.42          0.29          0.34          0.33          0.40
      46            0.36          0.44          0.30          0.36          0.35          0.42
      47            0.38          0.46          0.32          0.37          0.36          0.44
      48            0.39          0.48          0.33          0.39          0.38          0.46
      49            0.41          0.50          0.35          0.40          0.40          0.48
      50            0.43          0.52          0.36          0.42          0.42          0.50
      51            0.44          0.54          0.37          0.43          0.43          0.52
      52            0.46          0.56          0.38          0.45          0.44          0.53
      53            0.47          0.57          0.40          0.46          0.46          0.55
      54            0.49          0.59          0.41          0.48          0.47          0.57
      55            0.50          0.61          0.42          0.49          0.48          0.59
      56            0.53          0.65          0.45          0.52          0.51          0.62
      57            0.56          0.69          0.47          0.55          0.55          0.66
      58            0.60          0.72          0.50          0.58          0.58          0.70
      59            0.63          0.76          0.52          0.61          0.61          0.73
      60            0.66          0.80          0.55          0.64          0.64          0.77
      61            0.70          0.82          0.58          0.67          0.68          0.79
      62            0.74          0.83          0.61          0.71          0.71          0.81
      63            0.78          0.85          0.64          0.74          0.75          0.83
      64            0.82          0.86          0.67          0.78          0.79          0.85
      65            0.86          0.88          0.70          0.81          0.83          0.87
      66            0.86          0.88          0.70          0.80          0.83          0.86
      67            0.86          0.87          0.69          0.80          0.82          0.86
      68            0.85          0.87          0.69          0.79          0.82          0.85
      69            0.85          0.86          0.68          0.79          0.82          0.85
      70            0.85          0.86          0.68          0.78          0.82          0.84
      71            0.85          0.86          0.68          0.78          0.82          0.84
      72            0.85          0.86          0.68          0.78          0.82          0.84
      73            0.85          0.86          0.68          0.78          0.82          0.84
      74            0.85          0.86          0.68          0.78          0.82          0.84
      75            0.85          0.86          0.68          0.78          0.82          0.84
      76            0.85          0.86          0.68          0.78          0.82          0.84
      77            0.85          0.86          0.68          0.78          0.82          0.84
      78            0.85          0.86          0.68          0.78          0.82          0.84
      79            0.85          0.86          0.68          0.78          0.82          0.84
      80            0.85          0.86          0.68          0.78          0.82          0.84
      81            0.85          0.86          0.68          0.78          0.82          0.84
      82            0.85          0.86          0.68          0.78          0.82          0.84
      83            0.85          0.86          0.68          0.78          0.82          0.84
      84            0.85          0.86          0.68          0.78          0.82          0.84
      85            0.85          0.86          0.68          0.78          0.82          0.84

                                            EXAMPLES

For a male, age 35, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $19 ($0.19 x 100)

For a male, age 50, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $43 ($0.43 x 100)

For a male, age 65, non-smoker with a $100,000 policy, the monthly expense charge (per table) would be: $86 ($0.86 x 100)

PART II
-------

UNDERTAKING TO FILE REPORTS
---------------------------

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING
---------------------

Article VIII of Registrant's Bylaws provides: Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940
-------------------------------------------------------------------------------

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                     CONTENTS OF THE REGISTRATION STATEMENT

This registration statement amendment comprises the following papers and documents:

The facing sheet
Cross-reference for Prospectuses A, B, and C to items required by Form N-8B-2 The prospectus A consisting of _____ pages.
The prospectus B consisting of _____ pages.
The undertaking to file reports
The undertaking pursuant to Rule 484 under the 1933 Act
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures
Written consents of the following persons:

         1.  Actuarial Consent will be filed by amendment in Rule 485(b) filing.
         2.  Opinion of Counsel
         3. Consent of Independent Accountants will be filed by amendment in Rule 485(b) filing.

The following exhibits:

     1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

         (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 13, 1996 authorizing the establishment of The Separate Account IMO was previously filed on August 10, 1999 in the Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

         (2)  Not Applicable.

         (3) (a) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (b) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (c) Sales Agreements with broker-dealers were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 Registration Statement No. 33-57792), and are incorporated by reference herein.

              (d) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (e) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (f) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.


         (4) Contract Form 1033-99 was previously filed on December 3, 1999 in Pre-Effective Amendment No. 1, and is incorporated by reference herein.

         (5)  (a)  Waiver of Payment Rider;

              (b)  Term Insurance Rider;

              (c)  Other Insured Term Insurance Rider; and

              (d) Guaranteed Death Benefit Rider were previously filed on August 10, 1999 in Registrant's Initial
                   Registration Statement of Separate Account IMO, and are incorporated by reference herein.

         (6) Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 Registration Statement No. 33-57792), and are incorporated by reference herein.

         (7)  Not Applicable.

         (8) (a) Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

              (b) Participation Agreement between the Company and AIM Variable Insurance Funds will be filed by amendment in Rule 485(b) filing.

              (c) Participation Agreement between the Company and Alliance Variable Products Series Fund, Inc. will be filed by amendment in Rule 485(b) filing.

              (d) Participation Agreement between the Company and eutsche Asset Management VIT Funds will be filed by mendment in Rule 485(b) filing.

              (e) Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products
                   Fund Participation Agreement was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (f) Amendment dated March 29, 2000 and Amendment dated November 13, 1998 to the Variable Insurance Products Fund II Participation Agreement was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (g) Participation Agreement between the Company and Fidelity Variable Insurance Products III will be filed by amendment in Rule 485(b) filing.

              (h) Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust (Class 2) will be filed by amendment in Rule 485(b) filing.

              (i) Participation Agreement between the Company and INVESCO Variable Investment Funds, Inc. will be filed by amendment in Rule 485(b) filing.

              (j) Participation Agreement between the Company and Pioneer Variable Contracts Trust will be filed by amendment in Rule 485(b) filing.

              (k)  Participation Agreement with T. Rowe Price
                   International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (l) Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (m) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (n) Fidelity Service Contract, effective as of January 1, 1997, was previously filed in Post-Effective Amendment No. 9 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (o) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and is incorporated by reference herein.

              (p) Form of Amendment to the Kemper Participation Agreement was previously filed on April 21, 2000 in Post-Effective Amendment No. 2 (Registration Statement No. 333-84879), and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on November 6, 1996 in Pre-Effective Amendment No. 1 (Registration Statement No.
                   No. 333-00965/811-7767), and is incorporated by reference herein.

              (q) Form of Janus Participation Agreement was previously filed on April 21, 2000 in Post-Effective Amendment No. 2 (Registration Statement No. 333-84879), and is incorporated by reference herein.

         (9) (a) BFDS Agreements for lockbox and mailroom services were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 (Registration Statement No. 33-57792), and are incorporated by reference herein.

              (b)  Directors' Power of Attorney is filed herewith.

        (10) Amended Applications for Prospectuses B and C were previously filed on December 29, 1999 in Post-Effective Amendment No. 1, and are incorporated by reference herein.

2.  Policy and Policy riders are included in Exhibit 1 (5) above.

3.  Opinion of Counsel is filed herewith.

4.  Not Applicable.

5.  Not Applicable.

6.  Actuarial Consent will be filed by amendment in Rule 485(b) filing.

7.  Procedures Memorandum dated May, 1993 pursuant to Rule
    6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B), was previously filed on August 10, 1999 in Registrant's Initial Registration Statement of Separate Account IMO, and is incorporated by reference herein.

8. Consent of Independent Accountants will be filed by amendment in Rule 485(b) filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 7th day of February, 2001.

                              SEPARATE ACCOUNT IMO
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                            By: /s/ Charles F. Cronin
                                ----------------------------
                            Charles F. Cronin, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                               Title                                         Date
----------                               -----                                         ------
/s/ Warren E. Barnes                     Vice President and Corporate Controller       February 7, 2001
------------------------------------
Warren E. Barnes

Edward J. Parry III*                     Director, Vice President and Chief
------------------------------------     Financial Officer


Richard M. Reilly*                       Director, President and Chief Executive
------------------------------------     Officer

John F. O'Brien*                         Director and Chairman of the Board
------------------------------------

Bruce C. Anderson*                       Director
------------------------------------

Mark R. Colborn*                         Director and Vice President
---------------------------

John P. Kavanaugh*                       Director, Vice President and Chief
------------------------------------     Investment Officer

J. Kendall Huber*                        Director, Vice President and General Counsel
---------------------------

J. Barry May*                            Director
------------------------------------

Robert P. Restrepo, Jr.*                 Director
------------------------------------

Eric A. Simonsen*                        Director and Vice President
---------------------------


*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated September 18, 2000 duly executed by such persons.

/s/ Sheila B. St. Hilaire
-------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-84879)

                      FORM S-6 EXHIBIT TABLE

Exhibit 1(9)(b)       Directors' Power of Attorney

Exhibit 3             Opinion of Counsel